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PROSPECTUS                                                                                                [LOGO]
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                               85,000,000 SHARES

                           ING GLOBAL EQUITY DIVIDEND
                          AND PREMIUM OPPORTUNITY FUND

                                 COMMON SHARES
                                $20.00 PER SHARE
                                   ---------

    ING Global Equity Dividend and Premium Opportunity Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of income. Capital appreciation is the Fund's secondary investment objective. The Fund seeks to achieve its investment objectives by investing in a portfolio of global common stocks that have a history of attractive dividend yields and utilizing an integrated options writing strategy. Under normal market conditions, the Fund will invest at least 80% of its managed assets, as defined on page 8 of the prospectus, in a portfolio of common stocks of dividend paying companies located throughout the world, including the U.S. The Fund will also seek to generate gains from option premiums by selling covered call options on a substantial portion of its portfolio securities. The Fund will seek to balance its objectives by offering the potential for some protection against adverse changes in selected markets through the strategic use of buying put options on selected securities indices. (CONTINUED ON FOLLOWING PAGE)

    NO PRIOR TRADING HISTORY. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE. THIS RISK MAY BE GREATER FOR INVESTORS WHO EXPECT TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THIS PUBLIC OFFERING.

    The Fund's Common Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange ("NYSE") under the symbol "IGD."
                               ------------------

    INVESTING IN COMMON SHARES OF THE FUND INVOLVES RISK. SEE "RISKS" BEGINNING ON PAGE 30.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                               ------------------

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                                                              PER SHARE      TOTAL(1)
                                                              ---------   --------------
Public Offering Price                                          $20.00     $1,700,000,000
Sales Load(2)                                                  $ 0.90     $   76,500,000
Estimated Organizational Expenses and Offering Costs(3)        $ 0.04     $    3,400,000
Proceeds to Fund                                               $19.06     $1,620,100,000
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------------

(1) Total expenses relating to the organization of the Fund and the Common Share offering paid by the Fund (which do not include the sales load) are estimated to be $3,400,000, which represents $0.04 per Common Share issued. ING Investments, LLC has agreed to pay all organizational expenses and Common Share offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share.

(2) ING Investments, LLC has agreed to pay a structuring fee to Citigroup Global Markets Inc. and additional compensation to UBS Securities LLC and Wachovia Capital Markets, LLC. See "Underwriting."

(3) The Fund has granted the underwriters an option to purchase up to 12,750,000 additional Common Shares, at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments, if any. If such option is exercised in full, the public offering price, sales load, estimated organizational expenses and offering costs and proceeds to the Fund will be $1,955,000,000, $87,975,000, $3,910,000 and $1,863,115,000, respectively. See "Underwriting."

    The underwriters expect to deliver the Common Shares to purchasers on or about March 31, 2005.
                               ------------------

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
CITIGROUP                                    UBS INVESTMENT BANK                                 WACHOVIA SECURITIES
ADVEST, INC.                            BANC OF AMERICA SECURITIES LLC            H&R BLOCK FINANCIAL ADVISORS, INC.
FERRIS, BAKER WATTS                   J.J.B. HILLIARD, W.L. LYONS, INC.                  JANNEY MONTGOMERY SCOTT LLC
       INCORPORATED
KEYBANC CAPITAL MARKETS                     LEGG MASON WOOD WALKER                                 OPPENHEIMER & CO.
                                                 INCORPORATED
RAYMOND JAMES                                RBC CAPITAL MARKETS                                     RYAN BECK & CO.
STIFEL, NICOLAUS & COMPANY                SUNTRUST ROBINSON HUMPHREY                                   TD WATERHOUSE
       INCORPORATED
WEDBUSH MORGAN SECURITIES INC.                                                                WELLS FARGO SECURITIES
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March 28, 2005
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(CONTINUED FROM PREVIOUS PAGE)

    Under normal market conditions, the Fund will invest in common stocks of companies located around the world, normally in at least 65 common stocks, seeking to reduce the Fund's exposure to individual stock risk. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies. The Fund normally expects that its investments will be invested across a broad range of countries, industries and market sectors, including investments in issuers located in countries with emerging markets. There can be no assurance that the Fund will achieve its investment objectives. For more information on the Fund's investment strategies, see "The Fund's Investments" and "Risks."

    The Fund will have an investment adviser and a sub-adviser. ING Investments, LLC ("ING Investments" or "Adviser"), the investment adviser, will be responsible for determining the Fund's overall investment strategy. ING Investment Management Advisors B.V. ("IIMA" or "Sub-Adviser"), the sub-adviser, will be responsible for investing the Fund's managed assets in accordance with the Fund's investment objectives and strategies. IIMA has two investment teams that will work jointly to manage the Fund's investments. The two teams are the ING Global Equity Dividend Team and the ING Structured Products Team.

    This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read it carefully before you invest, and keep it for future reference. The Fund has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information dated March 28, 2005, as may be amended ("SAI"), containing additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund. You may obtain a free copy of the SAI, the annual report and the semi-annual report, when available, and other information regarding the Fund, by contacting the Fund at (800) 992-0180 or by writing to the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The SAI is, and the annual report and the semi-annual report will be, available free of charge, on the Fund's website at www.ingfunds.com. The prospectus, SAI and other information about the Fund are also available on the SEC's website (http://www.sec.gov). The table of contents for the SAI appears on page 64 of this prospectus.

    The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY
REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT,
AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES
YOU WITH DIFFERENT OR INCONSISTENT INFORMATION YOU SHOULD NOT RELY ON IT. THE
FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER OF THESE SECURITIES
IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.

                                 --------------

                               TABLE OF CONTENTS

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Summary.....................................................         1
Summary of Fund Expenses....................................        20
The Fund....................................................        21
Use of Proceeds.............................................        21
The Fund's Investments......................................        22
Risks.......................................................        30
Management of the Fund......................................        38
Description of Shares.......................................        44
Net Asset Value.............................................        47
Distributions...............................................        49
Certain Provisions in the Declaration of Trust..............        52
Closed-End Fund Structure...................................        53
Repurchase of Common Shares.................................        54
Tax Matters.................................................        55
Underwriting................................................        59
Additional Information......................................        63
Table of Contents for the Statement of Additional
  Information...............................................        64
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                                 --------------

    UNTIL APRIL 22, 2005 (25 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL
DEALERS THAT BUY, SELL OR TRADE THE COMMON SHARES, WHETHER OR NOT PARTICIPATING
IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION
TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS
AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                       i
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                                    SUMMARY

    THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS.
THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER
BEFORE INVESTING IN THE FUND'S COMMON SHARES. YOU SHOULD REVIEW THE MORE
DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT
OF ADDITIONAL INFORMATION TO UNDERSTAND THE OFFERING FULLY.

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THE FUND..................................  The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). It is organized as a Delaware statutory trust.

THE OFFERING..............................  The Fund is offering ("Offering") 85,000,000 common shares of beneficial interest ("Common Shares") at an initial offering price of
                                            $20.00 per share. The Common Shares are being offered by a group of underwriters (each an "Underwriter" and collectively, the
                                            "Underwriters") led by Citigroup Global Markets Inc., UBS Securities
                                            LLC, Wachovia Capital Markets, LLC, Advest, Inc., Banc of America
                                            Securities LLC, H&R Block Financial Advisors, Inc., Ferris, Baker
                                            Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney
                                            Montgomery Scott LLC, KeyBanc Capital Markets, A Division of McDonald
                                            Investments Inc., Legg Mason Wood Walker, Incorporated, Oppenheimer &
                                            Co. Inc., Raymond James & Associates, Inc., RBC Capital Markets
                                            Corporation, Ryan Beck & Co., Inc., Stifel, Nicolaus & Company,
                                            Incorporated, SunTrust Capital Markets, Inc., TD Waterhouse Investor
                                            Services, Inc., Wedbush Morgan Securities Inc. and Wells Fargo
                                            Securities, LLC. You must purchase at least 100 Common Shares in order to participate in this Offering. The Fund has given the Underwriters an option to purchase up to 12,750,000 additional shares, at the public offering price less the sales load, within 45 days from the date of this prospectus to cover orders in excess of 85,000,000 Common Shares.
                                            ING Investments has agreed to pay all organizational expenses and offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. See "Underwriting."

INVESTMENT OBJECTIVES.....................  The Fund's primary investment objective is to provide a high level of income. Capital appreciation is the Fund's secondary investment objective. There can be no assurance that the Fund will achieve its investment objectives. See "The Fund's Investments." The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

INVESTMENT STRATEGIES.....................  The Fund seeks to achieve its investment objectives by investing in a portfolio of global common stocks that have a history of attractive dividend yields and utilizing an integrated options writing strategy.
                                            The Fund will seek to balance its investment objectives by offering the potential for some protection against adverse changes in selected markets through the strategic buying of put options on selected securities indices.
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                                       1
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                                            Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks of dividend paying companies located throughout the world, including the U.S. The Fund may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets when the
                                            Sub-Adviser believes they present attractive investment opportunities.
                                            Securities held by the Fund may be denominated in both U.S. dollars and
                                            non-U.S. currencies.

                                            The Sub-Adviser seeks to construct a portfolio with a dividend yield that exceeds the dividend yield of the Morgan Stanley Capital
                                            International World Equity Index ("MSCI World Index"). The MSCI World
                                            Index is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New
                                            Zealand and the Far East--comprising approximately 1482
                                            securities--with values expressed in U.S. dollars. Investors cannot invest directly in an index.

                                            The Fund may invest in a blend of mid-capitalization ("mid-cap") and large capitalization ("large-cap") stocks and may emphasize either mid-caps or large-caps from time to time. For these purposes, capitalization shall be determined with reference to the capitalization ranges and nomenclature commonly used in the country in which a company whose common stock is being considered is located.

                                            The Fund uses a quantitative screening process to assist in the selection of companies according to, among others, the following criteria: (1) an attractive dividend yield and the stability and growth of dividends; (2) market capitalization that is usually above
                                            $1 billion; (3) history of growth of the dividend over several years;
                                            (4) annual earnings growth over several years; and (5) expected liquidity. In the stock selection process, the Sub-Adviser expects to start its investment process with the approximately 50,000 stocks that make up the Total Wilshire Universe. The Total Wilshire Universe
                                            represents an approximation of every publicly traded security in the world. They will then seek to pare this number of securities down to approximately 3,000 common stocks using a market capitalization liquidity screen of greater than $1 billion. The Sub-Adviser expects to further reduce the number of potential common stocks to approximately
                                            600 using a quantitative screen of the common stock's targeted dividend yield, currently at least 3.0%, and then reduce this number to approximately 150 common stocks using quantitative screening based on historical earnings and dividend growth. Once this screening has been done, the Sub-Adviser evaluates a number of fundamental factors including: earnings, capital structure, dividend coverage and credit ratings to further reduce the number of selected common stocks to approximately 65 to 90 common stocks. The Sub-Adviser may from time to time select common stocks that do not meet all of these criteria if it
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                                       2
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
                                            believes they represent an attractive investment opportunity. The
                                            Sub-Adviser combines fundamental analysis of each company with an allocation among industry sectors that is based both upon quantitative screening and fundamental industry analysis.

                                            The Sub-Adviser may sell dividend yielding common stocks in the Fund's portfolio for a variety of reasons, such as to secure gains, to limit losses, to re-deploy assets into opportunities it believes are more promising, to meet obligations arising out of the Fund's covered call writing program or when annualized dividend yield on the common stock falls below a targeted amount, currently 3% during a particular quarter.

                                            Under normal market conditions, the Fund will invest in securities of companies located around the world, normally in at least 65 common stocks, seeking to reduce the Fund's exposure to individual stock risk.
                                            The Fund expects that its investments will normally be invested across a broad range of countries, industries and market sectors. The Fund also seeks to generate gains by selling covered call options on a substantial portion of the Fund's portfolio securities.

                                            Under normal market conditions, the Fund's principal options activity will consist of writing (selling) covered call options on the common stocks held by the Fund. The Fund seeks to generate gains from premiums from covered call option writing. Depending on the Sub-Adviser's evaluation, the Fund may write covered call options on varying percentages of the Fund's common stock holdings, which may be substantial.

                                            In addition, as part of its option strategy and to balance the Fund's objectives, the Fund may purchase put options on the Standard and
                                            Poor's 500 Composite Stock Price Index ("S&P 500"), the Financial Times
                                            Stock Exchange 100 Index ("FTSE 100"), the Nikkei All Stock Index
                                            ("Nikkei"), the Dow Jones Euro Stoxx 50 (Price) Index ("EuroStoxx50")
                                            or any other broad-based global, regional or local securities indices for large, mid or small capitalization equities deemed suitable for protection against a substantial decline in the value of its portfolio securities.

                                            The Fund expects initially to write covered call options on individual common stocks held in the Fund's portfolio (rather than index options), primarily with shorter maturities (typically ten days to three months until expiration). When an option-writing program is established for a particular common stock, options may be written on a significant portion of the total common stock position.

                                            The extent of the Fund's covered call option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing covered call options on the common stocks in the Fund's portfolio. Under normal market conditions, between
                                            60% to 100% of
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                                       3
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
                                            the companies held within the Fund will be included in the Fund's covered call option strategy. The percentage of each underlying common stock holding to be used in the covered call option strategy will be determined based on the Sub-Adviser's opinion of the outlook of the common stock, the common stock's market opportunities and the common stock's option price volatilities. Covered call options will be written primarily in over-the-counter markets with major international banks, broker-dealers and financial institutions. Listed option markets may also be used for options on common stocks listed in the U.S., European,
                                            Japanese or Asian markets.

                                            As the seller of a covered call option, the Fund receives cash (the premium) from the purchaser. The purchaser of the call option has the right to any appreciation in the value of the security on which the call option is written over a fixed price (the exercise price) on a certain date in the future (the expiration date). Generally, the Fund intends to sell covered call options "near-to-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the security) or "at-the-money"
                                            (i.e., the exercise price generally will be equal to the current level of the cash value of the security). The Fund, in effect, sells the potential appreciation in the value of the security in exchange for the premium. If, at expiration, the purchaser exercises a covered call option sold by the Fund, the Fund will either (i) pay the purchaser the difference between the cash value of the security and the exercise price of the covered call option ("cash settlement"); or (ii) deliver to the purchaser the securities on which the covered call option was written ("physical settlement"). If a covered call option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund. If a call option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (i.e., type, underlying security, exercise price or expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

                                            If the value of a common stock on which the Fund has written a covered call option increases significantly, the Fund may look to buy back the covered call options written or close out the covered call options written for cash settlement and then re-establish a new covered call position in the common stock by writing new at-the-money or near-to-the-money covered call options at higher exercise prices. If a common stock's price declines, the Fund will normally seek to let any covered call options expire or buy back any covered call options written and sell new covered call options at lower exercise prices. The
                                            Fund may also write covered call options with different
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                                       4
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                                            characteristics and managed differently than described in this paragraph.

                                            As part of its option strategy and to balance the Fund's objectives, the Fund will also purchase put options on broad-based global, regional or local securities indices with a portion of the premiums received by the Fund from the sale of covered call options. The Fund will purchase put options with a portion of the premiums received by the Fund from the sale of covered call options. The Fund will generally invest in
                                            "out-of-the-money" put options that expire between 20 to 125 trading days. As the purchaser of a put option, the Fund, in exchange for a premium, has the right to receive a cash payment from the seller of the put option in the event the value of the relevant market index or security is below the exercise price of the put option upon its expiration. The Fund would purchase put options on indices to attempt to protect the Fund from a significant market decline over a short period of time. However, because the Fund may purchase put options that are "out-of-the-money" and such put options purchases may be on indices, the Fund may not be fully covered against any market decline.
                                            A put option is out-of-the-money when its exercise price is less than the cash value of the relevant market index or security. The Fund would ordinarily realize a gain if (i) at the end of the put option period, the value of the relevant market index or security decreased below the exercise price of the put option sufficiently to more than cover the premium and transaction costs or (ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost. The put options purchased by the Fund are not representative of the Fund's portfolio and thus, may not necessarily protect the Fund against a sharp market decline.

                                            The foregoing strategies relating to investment in common stocks, writing covered call options and purchasing index put options are the
                                            Fund's primary investment strategies. In addition to its primary investment strategies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices.

                                            In addition to the intended strategies of selling covered call options on individual common stocks and buying put options on global, regional or local securities indices, the Fund may invest in other derivative instruments acquired for hedging and risk management purposes, provided that such derivative instruments are acquired to enable the Fund to protect against a decline in its assets or its ability to pay dividends. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund's performance. The Fund may enter into forward currency contracts or other derivatives to hedge currency risk. These investment techniques are not expected to be a primary strategy of the Fund. See "The Fund's
                                            Investments."
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                                       5
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DISTRIBUTIONS.............................  Commencing with the Fund's first distribution, the Fund intends to implement a level dividend strategy and make regular monthly distributions to holders of Common Shares based on the past and projected performance of the Fund. Distributions will be reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a shareholder elects to receive cash. The Fund expects to receive substantially all of its current income and gains from the following sources:

                                                       -  dividends received by the Fund that are paid on the
                                                          common stocks held in the Fund's portfolio;

                                                       -  capital gains (both short-term and long-term) from net
                                                          option premiums (covered call option premiums received
                                                          minus put option premiums paid minus transaction costs);
                                                          and

                                                       -  capital gains from the sale of common stocks in the
                                                          Fund's portfolio.

                                            The Fund's Common Share distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the rates at which the Fund receives income from the sources described above.

                                            The Fund's monthly distributions will be made from the Fund's net investment income, capital gains from the net covered call option premiums and capital gains from the sale of common stocks in the Fund's portfolio. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. However, the ultimate tax characterization of the
                                            Fund's distributions made in a calendar year may not finally be determined until the end of that calendar year. As a result, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund's net investment income and net realized long-term capital gains for that calendar year, resulting in a return of capital. For example, the Fund may distribute income early in the calendar year that is taxable at short-term capital gains rates, but incur net short-term capital losses later in the year, thereby offsetting the income taxable at short-term capital gains rates for which distributions have already been made by the Fund. See "Tax
                                            Matters."

                                            As portfolio and market conditions change, the rate of dividends on the
                                            Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income. In addition, at least annually, the
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                                       6
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                                            Fund intends to distribute net realized long-term capital gains not previously distributed, if any.

                                            The Fund intends to file or rely on an exemptive application with the
                                            SEC seeking an order under the 1940 Act to obtain the ability to implement a managed distribution policy. If the SEC grants the requested relief, the Fund may implement a managed distribution policy.

                                            The staff of the SEC has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide
                                            SEC inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result of this development, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

                                            Under a managed distribution policy, the Fund would distribute to shareholders a fixed monthly amount, which may be adjusted from time to time. As with a level distribution rate policy, distributions would be made only after paying dividends due on preferred shares, if any, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any monthly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets, resulting in a return of capital to shareholders of the Fund.

                                            The Fund's final distribution for each calendar year would include any remaining net investment company taxable income and net capital gain undistributed during the year. If, for any calendar year, the total distributions exceeded net investment company taxable income and net capital gain (the "Excess"), the Excess would be characterized as a return of capital. Distributions in excess of the earnings and profits would first reduce the adjusted tax basis in the shares, and after such adjusted tax basis is reduced to zero, would constitute capital gain
                                            (assuming the shares are held as capital assets). Excess distributions decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. See "Distributions--Managed Distribution
                                            Policy."

                                            If the staff of the SEC agreed to again process applications for the type of relief referenced above, there is no guarantee that the SEC will grant an exemptive order facilitating the
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                                            implementation of a managed distribution policy for the Fund or, if granted, that the Trustees will determine to implement a managed distribution policy. The Trustees reserve the right to change the dividend policy from time to time.

                                            The Fund expects to declare its initial Common Share distribution approximately 45 days, and to pay that distribution approximately 60 to
                                            90 days, from the completion of this Offering, depending on market conditions. As noted above, distributions will be reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a shareholder elects to receive cash. See "Distributions."

INVESTMENT ADVISER........................  ING Investments is an Arizona limited liability company and is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING
                                            Groep"). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. The principal address of ING Investments is 7337 East Doubletree Ranch
                                            Road, Scottsdale, Arizona 85258. As of January 31, 2005, ING
                                            Investments had over $34 billion of assets under management. See
                                            "Management of the Fund."

                                            For its services as investment adviser to the Fund, including its oversight of the Sub-Adviser, ING Investments will receive an annual fee, payable monthly, in an amount equal to 1.05% of the Fund's average daily gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares, if any, and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred
                                            shares)("managed assets"). Solely for the purpose of compliance with
                                            Rule 35d-1 under the 1940 Act, the Fund will calculate its 80%
                                            investment test using net assets (plus borrowings for investment purposes) rather than managed assets. For the first five years of the
                                            Fund's existence, ING Investments will contractually waive 0.20% of the annual fee. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in ninth year.

SUB-ADVISER...............................  ING Investments has engaged IIMA as the sub-adviser to the Fund. IIMA is a Netherlands corporation organized in 1896. IIMA became an investment advisory company in 1991. It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, The Netherlands.
                                            IIMA is registered with the SEC as an investment adviser. IIMA has no employees other than its board members; instead it makes use of the staff members of an organizational business unit within ING Groep named
                                            "ING Investment Management Europe." ING Investment Management Europe is
                                            not a legal entity. The staff of ING Investment Management Europe are
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                                            employed by a subsidiary of ING Groep named ING Personeel VOF. ING
                                            Investment Management Europe has management expertise in equity, fixed income and asset allocation categories as well as derivatives use. ING
                                            Investment Management Europe employs approximately 194 investment professionals and research analysts located in Europe. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is under common control with ING Investments. For its services, IIMA will receive a sub-advisory fee from ING Investments. No advisory fee will be paid by the Fund directly to IIMA. See "Management of the Fund."

LISTING...................................  The Common Shares have been approved for listing on the NYSE, subject to notice of issuance. The trading or "ticker" symbol of the Common
                                            Shares is "IGD." Because of this exchange listing, the Fund may sometimes be referred to in public communications as a "closed-end exchange-traded fund" or an "exchange-traded fund."

TRANSFER AGENT, DIVIDEND DISBURSING AGENT,
REGISTRAR AND CUSTODIAN...................  The transfer agent, dividend disbursing agent, registrar and Custodian for the Common Shares is The Bank of New York, whose principal business address is 101 Barclay Street (11E), New York, New York 10286.

RISKS.....................................  AN INVESTMENT IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS.
                                            LISTED BELOW ARE THE PRIMARY RISKS OF INVESTING IN THE FUND'S COMMON
                                            SHARES. SEE "RISKS" FOR A MORE COMPLETE DISCUSSION OF THE RISKS OF
                                            INVESTING IN THE FUND'S COMMON SHARES.

                                            NO PRIOR HISTORY. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading of its Common Shares.

                                            MARKET DISCOUNT RISK. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, and the Fund's Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund's Common Shares may be less than the public offering price. The returns earned by holders of Common
                                            Shares who purchased their Common Shares in this offering and sell their Common Shares below net asset value will be reduced. See
                                            "Risks--Market Discount Risk."

                                            INVESTMENT AND MARKET RISK. An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of all or a portion of the amount invested. An investment in the Fund's Common
                                            Shares represents an indirect investment in the securities owned by the
                                            Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, by writing (selling)
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                                            covered call options on the common stocks held in the Fund's portfolio, the capital appreciation potential of such securities will be limited to the difference between the exercise price of the covered call options written and the purchase price of the equity security underlying such options. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account any reinvestment of distributions. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. See "Risks--Investment and
                                            Market Risk."

                                            ISSUER RISK. The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer's goods and services. The amount of dividends paid may decline for reasons that relate to an issuer, such as changes in an issuer's financial condition or a decision by the issuer to pay a lower dividend. See "Risks--Issuer
                                            Risk."

                                            EQUITY RISK. The net asset value ("NAV") of the Fund's Common Shares will change as the prices of its portfolio investments go up or down.
                                            Equity securities face market, issuer and other risks, and their prices may go up or down, sometimes rapidly and unpredictably.

                                            The Fund will invest primarily in common stocks of large-cap and mid-cap companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in companies that may be considered small by U.S. standards, which may be more susceptible to price swings than larger companies because they have fewer financial resources and more limited product and market diversification, and may be dependent on a few key managers. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the
                                            Fund or to which it has exposure. See "Risks--Equity Risk."
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                                            OPTIONS RELATED RISK. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options and put options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the covered call option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an "American-style" option has no control over when during the exercise period of the option it may be required to fulfill its obligation as a writer of the option.
                                            This does not apply for "European-style" options, which may only be exercised at termination. Once an option writer has received an exercise notice for an American-style option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must either close out the position with a cash settlement or deliver the underlying security at the exercise price.
                                            Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Fund can realize above the exercise price of an option on a common stock, or may cause the Fund to hold a security that it might otherwise sell.

                                            The Fund's ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a common stock, it would not be able to sell the underlying common stock unless the option expired without exercise. The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position either, in the case of a covered call option written, by buying the option, or, in the case of a purchased put option, by selling the option. Although the
                                            Fund intends to primarily write covered call options that are traded over-the-counter, the Fund may write exchange-traded options.
                                            Exchange-traded options may also be illiquid. Reasons for the absence of a liquid secondary market on an exchange include the following:
                                            (i) there may be insufficient trading interest in certain options;
                                            (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may
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                                            interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all
                                            times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading on an exchange were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

                                            The hours of trading for listed or over-the-counter options may not conform to the hours during which the underlying securities are traded.
                                            To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily at 4:00 p.m. Eastern time, and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option may reduce the Fund's capital appreciation potential on the underlying security.

                                            When the Fund purchases put options, the Fund will be subject to additional risks. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the stock or index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option may expire worthless. Stock market indices on which the Fund may purchase options positions likely will not mirror the Fund's actual portfolio holdings. The effectiveness of index put options as hedges against declines in the Fund's stock portfolio will be limited to the extent that the performance of the underlying index does not correlate with that of the Fund's holdings.
                                            See "Risks--Options Related Risk."
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                                            RISKS OF SMALL-CAP AND MID-CAP COMPANIES. The Fund may invest substantially in companies whose market capitalization is considered small sized or "small-cap" as well as mid-cap companies. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like. See "Risks--Risks of Small-Cap and Mid-Cap
                                            Companies."

                                            FOREIGN INVESTMENT AND EMERGING MARKETS RISK. The Fund will invest in a portfolio of global common stocks and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Foreign (non-U.S.) investments may be subject to greater risk than U.S. investments for many reasons, including changes in currency exchange rates and unstable political, social and economic conditions, which may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government issuers. Foreign (non-U.S.) investments may also be subject to the risks of a lack of adequate or accurate company information, smaller, less liquid and more volatile securities markets, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment and currency transfers. Because of less developed markets and economies, potentially leading to less liquidity and increased price volatility and, in some countries, less mature governments and governmental institutions, potentially leading to greater risks of expropriation, confiscatory taxation and national policies that may restrict the repatriation of cash or the Fund's investments in general. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets. Investments in foreign issuers may also decrease the Fund's ability to borrow against its assets. See
                                            "Risks--Foreign Investment and Emerging Markets Risk."

                                            FOREIGN (NON-U.S.) CURRENCY RISK. The Fund's Common Shares are priced in U.S. dollars and the distributions paid by the
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                                            Fund are paid in U.S. dollars. However, a significant portion of the
                                            Fund's assets may be denominated in foreign (non-U.S.) currencies.
                                            There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, the value of the
                                            Fund's assets and income could be adversely affected by currency exchange rate movements. See "Risks--Foreign (non-U.S.) Currency Risk."

                                            DERIVATIVES RISK. In addition to writing covered call options and purchasing put options, the risks of which are described above, the
                                            Fund may invest in a variety of derivative instruments for hedging or risk management purposes. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund's performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See "Risks--Derivatives Risk."

                                            INTEREST RATE RISK. The level of premiums from covered call option writing and the amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments.
                                            The value of the Fund's common stock investments may also be influenced by changes in interest rates. When interest rates rise, the market value of such securities generally will fall. To the extent that the
                                            Fund invests in preferred stocks, the NAV and price of the Common
                                            Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates,
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                                            the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. See "Risks--Interest Rate
                                            Risk."

                                            RESTRICTED AND ILLIQUID SECURITIES RISK. The Fund may invest up to 15%
                                            of its managed assets in restricted and illiquid securities. For this limit, a security is considered illiquid if it cannot be disposed of in seven days at approximately the price at which the Fund carries the security on its books. In the case of exchange-traded options or options written in the over-the-counter markets, an option will be considered illiquid by the Fund if it cannot be closed in seven days.
                                            The Fund may not be able to sell an illiquid security at a favorable time or price and thereby decrease the Fund's overall liquidity.
                                            Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which may negatively impact the price the Fund would receive upon disposition. The Fund's policy on liquidity of options varies from the position used by open-end funds in that the Fund relies on the ability to close an over-the-counter option on the market, whereas over-the-counter options and the securities on which they are written are generally treated as illiquid by open-end funds. As a result, the Fund may invest a greater portion of its assets in options traded over-the-counter than could an open-end fund. See
                                            "Risks--Restricted and Illiquid Securities Risk" and "Risks--Options
                                            Related Risk."

                                            DISTRIBUTION RISK. The monthly distributions holders of Common Shares
                                            ("Common Shareholders") will receive from the Fund will be based primarily on the level of net option premiums (covered call option premiums received minus put option premiums paid minus transaction costs) and the dividends received by the Fund. Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. If stock prices or stock price volatility declines, the level of premiums from options writing and the amounts available for distribution from options activity will likely decrease as well. Premiums paid by the Fund to purchase put options and to close written covered call options will reduce amounts available for distribution from covered call option premiums received and proceeds of closing put options. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. There may be trends in corporate behavior, and corporations in general or in certain countries or sectors that may determine to pay lower or no dividends. Dividends on any preferred stocks in which the Fund may invest are not guaranteed, and certain issues of
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                                            preferred stock held by the Fund may be called by the issuer. See
                                            "Risks--Distribution Risk."

                                            TAX RISK. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The ultimate tax
                                            characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the
                                            Fund's net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund's investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common
                                            Shares. While a portion of the Fund's income distributions will qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund's income distributions that will qualify as tax-advantaged dividends. In addition, the Fund's income distributions that qualify for favorable tax treatment may be affected by Internal Revenue Service
                                            ("IRS") interpretations of the Internal Revenue Code of 1986, as amended (the "Code"), and future changes in tax laws and regulations.
                                            See "Risks--Tax Risk" and "Tax Matters."

                                            PREFERRED STOCK RISK. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating,"
                                            which means that it may be entitled to a dividend exceeding the stated
                                            dividend in certain cases. The rights of preferred stock on the distribution of a corporation's assets in the event
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                                            of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. See "Risks--Preferred Stock
                                            Risk."

                                            CONVERTIBLE SECURITIES RISK. Convertible securities are securities that may be converted either at a stated price or at a stated rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.

                                            The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline.
                                            Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

                                            A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Fund because the Fund purchases such securities for their equity characteristics. See "Risks--Convertible
                                            Securities Risk."

                                            MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Although the
                                            Sub-Adviser has a wide range of experience in managing funds or accounts that utilize (1) the strategy of investing in a portfolio of global common stocks that have a history of attractive dividend yields and (2) strategies involving options, including the writing of covered calls on an account's portfolio securities, it does not have experience with funds or accounts in which these strategies are combined as described in this prospectus. While the Sub-Adviser has developed its approach through the testing of models in different market environments, investors bear the risk that the combination of strategies has not been tested in actual funds or accounts, and has not been utilized in various market cycles. See "Risks--Management Risk."

                                            LEVERAGE RISK. Although the Fund has no current intention to do so, the
                                            Fund is authorized to utilize leverage through the

                                            issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares issued by the Fund or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to
                                            Common Shareholders will be less than if leverage had not been used. In the latter case, ING Investments, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common
                                            Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to ING
                                            Investments will be calculated on the basis of the Fund's average daily managed assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering. See
                                            "Risks--Leverage Risk."

                                            SECURITIES LENDING RISK. To seek to generate additional income, the
                                            Fund may lend portfolio securities in an amount equal to up to 33.3% of the Fund's managed assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. In addition, there is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, securities lending is subject to counter party risk. See "Risks--Securities
                                            Lending Risk."

                                            NON-DIVERSIFICATION STATUS. The Fund is classified as a
                                            "non-diversified" investment company under the 1940 Act. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer. If the Fund

                                            invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is highly diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer. See "Risks--
                                            Non-Diversification Status."

                                            MARKET DISRUPTION AND GEO-POLITICAL RISK. The aftermath of the war with
                                            Iraq, the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and the occupation cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on
                                            U.S. and world economies and markets generally. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Shares and the investments made by the Fund. See "Risks--Market Disruption and
                                            Geo-Political Risk."

                                            ANTI-TAKEOVER PROVISIONS. The Fund's Declaration of Trust, as amended
                                            (the "Declaration"), includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the holders of Common Shares of opportunities to sell their
                                            Common Shares at a premium over the then current market price of the
                                            Common Shares. See "Certain Provisions in the Declaration of Trust" and
                                            "Risks--Anti-Takeover Provisions."

                                            DIVIDEND RISK. Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund's dividend yielding equity securities would be adversely affected. See "Risks--Dividend Risk" and "Risks--Equity Risk."

                                            TEMPORARY DEFENSIVE STRATEGIES RISK. When the Sub-Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objectives.

                            SUMMARY OF FUND EXPENSES

    The following table shows the Fund's expenses as a percentage of net assets attributable to Common Shares:

    SHAREHOLDER TRANSACTION EXPENSES
    Sales Load Paid by You (as a percentage of offering
  price)....................................................      4.50%
    Offering Expenses Borne by the Fund (as a percentage of
  offering price)(1)........................................      0.20%
    Dividend Reinvestment Plan Fees.........................      None(2)

                                                               PERCENTAGE OF
                                                                NET ASSETS
                                                              ATTRIBUTABLE TO
                                                               COMMON SHARES
                                                              ---------------
    ANNUAL EXPENSES
    Management Fees(3)......................................        1.05%
    Other Expenses(4).......................................        0.25%
    Administrator Fees......................................        0.10%
                                                                   -----
    Total Annual Expenses...................................        1.40%
                                                                   =====
         Fee and Expense Waiver (Years 1-5).................       (0.20)%
                                                                   -----
    Net Annual Expenses (Years 1-5).........................        1.20%

---------

(1) ING Investments has agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed $0.04 per Common Share.

(2) You will be charged certain service charges and pay brokerage commissions if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See "Distributions."

(3) ING Investments is paid a fee of 1.05% of the Fund's managed assets. For the first five years of the Fund's existence, ING Investments will contractually waive 0.20% of the annual fee. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year. Pursuant to its Administration Agreement with the Fund, ING Funds Services, LLC, the Fund's Administrator, is paid a fee of 0.10% of the Fund's managed assets.

(4) "Other Expenses" are based on estimated amounts of ordinary operating expenses for the current fiscal year.

    The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a shareholder, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" are based on estimated amounts for the Fund's first full year of operation and assumes that the Fund issues 85,000,000 Common Shares. See "Management of the Fund."

    The following example illustrates the expenses (including the sales load of $45.00, and estimated expenses of this offering of $2.00) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of between 1.20% and 1.40% of net assets attributable to Common Shares (taking into consideration any applicable expense waiver) and (2) a 5% return.(1)

                                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                --------   --------   --------   --------
Total Expenses(2)(3)                              $59        $83        $110       $194

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

---------

(1) The example assumes that the estimated "Other Expenses" set forth in the "Annual Expenses" fee table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2) Assumes waiver of fees and expenses of 0.20% for the first five years of the Fund's operation. Beginning in the sixth year, assumes waiver will decline each year by 0.05% until it is eliminated in the ninth year and thereafter.

(3) Assumes the Fund has not issued any preferred shares and has no outstanding borrowings.

    The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

                                    THE FUND

    The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on April 1, 2004. As a newly organized entity, the Fund has no operating history and there has been no public trading of the Fund's Common Shares. The Fund's principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, and its telephone number is (800) 992-0180.

                                USE OF PROCEEDS

    The net proceeds of the Offering will be approximately $1,620,100,000 ($1,863,115,000 if the Underwriters exercise the over-allotment option in full) after payment of the estimated organization and offering costs. ING Investments has agreed to pay all organizational expenses of the Fund and all offering costs (other than sales load) to the extent that such costs and expenses exceed $0.04 per Common Share.

    The Fund will invest the net proceeds of the Offering in accordance with the Fund's investment objectives and strategies described elsewhere in this prospectus. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds within a week after the completion of the Offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND STRATEGIES

    The Fund's primary investment objective is to provide a high level of income. Capital appreciation is the Fund's secondary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are not fundamental policies of the Fund and may be changed without a vote of the shareholders. However, the Fund will provide shareholders with at least 60 days' prior written notice of any change in the Fund's investment objectives.

    The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a portfolio of common stocks of dividend paying companies located throughout the world, including the U.S. The Fund seeks to invest in a portfolio of global common stocks that have a history of attractive dividend yields and will utilize an integrated options writing strategy. The Fund will seek to balance its investment objectives by offering the potential for some protection against adverse changes in selected markets through the strategic use of buying put options on selected securities indices.

    Under normal market conditions, the Fund will invest in common stocks of companies located around the world, normally in at least 65 common stocks, seeking to reduce the Fund's exposure to individual stock risk. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies. The Fund normally expects that its investments will be invested across a broad range of countries, industries and market sectors, including investments in issuers located in countries with emerging markets.

    The Fund's principal options activity will consist of writing (selling) covered call options on the common stocks held by the Fund. In addition, the Fund may purchase put options on the Standard and Poor's 500 Composite Stock Price Index ("S&P 500"), the Financial Times Stock Exchange 100 Index ("FTSE 100"), the Nikkei All Stock Index ("Nikkei"), the Dow Jones Euro Stoxx 50 (Price) Index ("EuroStoxx50") or any other broad-based global, regional or local securities indices for large, mid or small capitalization equities deemed suitable for protection against a substantial decline in the value of its portfolio securities. The Fund seeks to generate gains from covered call option writing and income from dividends on the common stocks held. The extent of covered call option writing activity will depend upon market conditions and the Sub-Adviser's ongoing assessment of the attractiveness of writing covered call options on the common stocks held in the Fund's portfolio. Covered call options will be written primarily in over-the-counter markets with major international banks, broker-dealers and financial institutions. Exchange listed option markets may also be used for common stocks listed in the U.S., European, Japanese or Asian markets.

    In addition to the intended strategies of selling covered call options on the Fund's common stock portfolio securities and buying put options on global, regional or local securities indices, the Fund may invest in other derivative instruments acquired for hedging and risk management purposes consistent with its investment objectives and strategies, provided that such derivative instruments are acquired to enable the Fund to protect against a decline in its assets or its ability to pay dividends. The Fund may enter into forward currency contracts or other derivatives to hedge currency risk. These investment techniques are not expected to be a primary strategy of the Fund.

PORTFOLIO CONTENT

    DIVIDEND YIELDING EQUITY SECURITIES. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of dividend yielding common stocks of companies located around the world, including the U.S. The Fund may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets when the Sub-Adviser believes they present attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies.

    The Sub-Adviser seeks to construct a portfolio of common stocks with a dividend yield that exceeds the dividend yield of the companies included in the MSCI World Index. The Fund may invest in a blend of mid-cap and large-cap stocks and may emphasize either mid-caps or large-caps from time to time. For these purposes, capitalization shall be determined with reference to the capitalization ranges and nomenclature commonly used in the country in which a company whose common stock is being considered is located.

    The Fund uses a quantitative screening process to assist in the selection of companies according to, among others, the following criteria: (1) an attractive dividend yield, the stability and growth of dividends; (2) market capitalization that is usually above $1 billion; (3) history of growth of the dividend over several years; (4) annual earnings growth over several years; and (5) expected liquidity. In the stock selection process, the Sub-Adviser expects to start its investment process with the approximately 50,000 stocks that make up the Total Wilshire Universe. The Total Wilshire Universe represents an approximation of every publicly traded security in the world. They will then seek to pare this number of securities down to approximately 3,000 common stocks using a market capitalization liquidity screen of greater than $1 billion. The Sub-Adviser expects to further reduce the number of potential common stocks to approximately 600 using a quantitative screen of the common stock's targeted dividend yield, currently at least 3.0%, and then reduce this number to approximately 150 common stocks using quantitative screening based on historical earnings and dividend growth. Once this screening has been done, the Sub-Adviser evaluates a number of fundamental factors including: earnings, capital structure, dividend coverage and credit ratings to further reduce the number of selected common stocks to approximately 65 to 90 names. The Sub-Adviser may from time to time select common stocks that do not meet all of these criteria. The Sub-Adviser combines fundamental analysis of each company with an allocation among industry sectors that is based both upon quantitative screening and fundamental industry analysis.

    The Sub-Adviser may sell dividend yielding common stocks in the Fund's portfolio for a variety of reasons, such as to secure gains, limit losses, re-deploy assets into opportunities it believes are more promising, to meet obligations arising out of the Fund's covered call writing program or when annualized dividend yield on the common stock falls below a targeted amount, currently 3% during a particular quarter.

    Dividend yielding common stocks represent an equity or ownership interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Such investments may be diversified over a cross-section of industries and individual companies.

    OPTIONS STRATEGY. In general, an option on a security is a contract that gives the holder of the option, in return for the premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money," a call option whose strike price is equal to the current price of the underlying stock is called "at-the-money" and a call option whose strike price is below the current price of the underlying stock is called "in-the-money." The writer of an option on a security has the obligation upon exercise of the option to either close out the position with a cash settlement or, in the case of a call option, deliver the underlying security upon payment of the exercise price, or, in the case of a put option, pay the exercise price upon delivery of the underlying security.

    Over-the-counter options may be closed out by cash settlement or physical delivery on the option exercise date (European-style) or on any date during the option term (American-style). In addition, the Fund may effectively offset the purchase or sale of an over-the-counter option by the purchase or sale of an option with substantially identical but offsetting terms. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (i.e., type, underlying security, exercise price or expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

    The Fund may sell put options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of closing the option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. In most cases, net gains from the Fund's option strategy will be short-term capital gains that, for federal income tax purposes, will constitute net investment company taxable income. See "Tax Matters."

    The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. The premium paid for an option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts over time the asset or liability to the market value of the option. Options that are traded over-the-counter will be valued using one of three methods: 1) dealer quotes, 2) industry models with objective inputs, or 3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as "Black Scholes." Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

    The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles. Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund's options strategy will vary depending on market circumstances and other factors.

    COVERED CALL OPTIONS WRITING. The Fund will follow a principal options strategy known as "covered call option writing," which is a strategy designed to generate gains and offset a portion of a potential market decline in the underlying common stock. The Fund's covered call option writing program will seek to achieve a high level of net option premiums (covered call option premiums received minus put option premiums paid minus transaction costs), while maintaining the potential for some capital appreciation in each common stock on which options are written. The Fund will only write (sell) options on common stocks held in the Fund's portfolio, i.e., covered calls. The Fund may not sell "naked" call options, i.e., options representing more shares of the stock than are held in the portfolio. The Fund also does not intend to purchase call options as an investment.

    The Fund expects initially to write over-the-counter covered call options on individual common stocks held in the Fund's portfolio, primarily with shorter maturities (typically ten days to three months until expiration). When an option-writing program is established for a particular common stock, covered call options may be written on a significant portion of the total common stock position. As the seller of a covered call option, the Fund receives cash (the premium) from the purchaser. The purchaser of the covered call option has the right to any appreciation in the value of the security on which the covered call option is written over a fixed price (the exercise price) on a certain date, or range of dates, in the future (the expiration date). The Fund may sell covered call options "near-to-the-money" (i.e., the exercise price generally will be within a close range above or below the current level of the cash value of the security) or "at-the-money" (i.e., the exercise price generally will be equal to the current level of the cash value of the security). In this event, the Fund, in effect, sells the potential appreciation in the value of the security in exchange for the premium. If, at expiration, the purchaser exercises a covered call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by the Fund as the seller of the index call option. Under normal market conditions, between 60% to 100% of the companies held within the Fund will be included in the Fund's covered call strategy. The percentage of each underlying common stock holding to be used in the covered call strategy will be determined based on the Sub-Adviser's opinion of the outlook of the common stock, the common stock's market opportunities and the common stock's option price volatilities.

    If the value of a common stock on which the Fund has written a covered call option increases significantly, the Fund may look to buy back the covered call options written or close out the covered call option for cash settlement and then re-establish a new covered call option position in the security by writing new at-the-money or near-to-the-money covered call options at higher exercise prices. If a common stock's price declines, the Fund may let the covered call option expire or buy back the covered call options written and sell new covered call options at lower exercise prices on that common stock. The Fund may seek to execute option rolls (as just described above) such that the premium received from writing new covered call options exceeds the amounts paid to close the positions being replaced. In this event, if the price of a security against which a covered call option has been written has risen, the covered call option roll would be written on a larger portion of the Fund's holding in that security. The Fund may also write covered call options with different characteristics and managed differently than described in this paragraph.

    The following is a conceptual example of a covered-call transaction, making the following assumptions: (i) a common stock currently trading at $40.00 per share; (ii) a six-month call option is written with a strike price of $42.00 (i.e., 5.00% higher than the current market price) and (iii) the writer receives $1.60 (or 4.00%) of the common stock's value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 4.00% of the common stock's value, regardless of the stock's performance over the six-month period until option expiration. If the stock remains unchanged, the option will expire, and there would be a 4.00% return for the six-month period. If the stock were to decline in price by 4.00%, the strategy would "break-even," thus offering no gain or loss. If the stock were to climb to a price of $42.00 or above, the option would be exercised, and the stock would return 5.00% coupled with the option premium of 4.00% for a total return of 9.00%. Under this scenario, the investor would not benefit from any appreciation of the stock above $42.00 and thus would be limited to a 9.00% total return. The premium income from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 4.00% under this scenario, the investor's downside protection is eliminated, and the stock could eventually become worthless.

    PUT OPTIONS. The Fund will purchase put options on indices with a portion of the premiums received by the Fund from the sale of covered call options. The Fund will generally invest in

"out-of-the-money" put options that expire in 20 to 125 trading days. As the purchaser of a put option on an index, the Fund, in exchange for a premium, has the right to receive a cash payment from the seller of the option in the event the value of the relevant market index or security is below the exercise price of the put option upon its expiration. The Fund will purchase put options to attempt to protect the Fund from a significant market decline over a short period of time. However, if the Fund purchases put options that are "out-of-the-money," the Fund will not be fully covered against any market decline. A put option is out-of-the-money when its exercise price is less than the cash value of the relevant market index or security. The Fund would ordinarily realize a gain if (i) at the end of the option period, the value of the relevant market index or security decreased below the exercise price of the put option sufficiently to more than cover the premium and transaction costs or
(ii) the Fund sells the put option prior to its expiration at a price that is higher than its cost.

    The Fund may purchase put options on the S&P 500 Index, the FTSE 100 Index, the Nikkei Index, the EuroStoxx50 Index or any other broad-based global, regional or local securities indices for large, mid or small capitalization equities deemed suitable for protection against a substantial decline in the value of its portfolio securities.

OTHER INVESTMENT POLICIES

    In addition to its primary investment policies, the Fund may engage in the following investment practices to a limited extent. The Fund may invest in the aggregate up to 20% of its managed assets in all investments described below. See "Additional Investment Policies and Restrictions" in the SAI for more information regarding the Fund's investment restrictions.

    PREFERRED STOCKS. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. The Fund will only invest in preferred stocks that are rated investment grade at the time of investment or, if unrated, determined by the Sub-Adviser to be of comparable quality. Standard & Poor's Ratings Group and Fitch Ratings consider securities rated BBB- and above to be investment grade and Moody's Investors Service, Inc. considers securities rated Baa3 and above to be investment grade.

    WARRANTS. The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which a warrant is held.

    CONVERTIBLE SECURITIES. Convertible securities are debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general

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characteristics similar to both debt securities and equity securities. The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants. Convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to changes in the price of the underlying common stock.

    SHORT SALES. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale "against-the-box"). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

    The ability to use short sales against-the-box as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out not later than thirty days after the end of the Fund's taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

    TEMPORARY INVESTMENTS. The Fund may invest in cash equivalents or highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. During unusual market circumstances, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objectives. In moving to a substantial temporary investments position and in transitioning from such a position back into full conformity with the Fund's normal investment objectives and policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies. The transition to and back from a substantial temporary investments position may also result in the Fund having to sell common stocks and/or close out options positions and then later purchase common stocks and open new options positions in circumstances that might not otherwise be optimal.

    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions will not be entered into for the purpose of investment leverage.

    ILLIQUID SECURITIES. The Fund may invest up to 15% of its managed assets in restricted and illiquid securities. For this limit, a security is considered illiquid if it cannot be disposed of in seven days at approximately the price at which the Fund carries the security on its books. In the case of exchange-traded options or options written in the over-the-counter markets, an option will be considered illiquid by the Fund if it cannot be closed in seven days. Illiquid securities may also include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities. Restricted securities are typically valued at prices lower than the unrestricted securities of the same issuer.

    It may be difficult to sell illiquid securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time or price when such sale would otherwise be desirable. The Fund's policy on liquidity of options varies from the position used by open-end funds in that the Fund relies on the ability to close an over-the-counter option on the market, whereas over-the-counter options and the securities on which they are written are generally treated as illiquid by open-end funds. As a result, the Fund may invest a greater portion of its assets in options traded over-the-counter than could an open-end fund.

    OTHER DERIVATIVE INSTRUMENTS. In addition to the intended strategies of selling covered call options on individual common stocks and buying put options on global, regional or local securities indices, the Fund may invest in other derivative instruments acquired for hedging and risk management purposes, provided that such derivative instruments are acquired to enable the Fund to protect against a decline in its assets or its ability to pay dividends. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund's performance. The Fund may enter into forward currency contracts or other derivatives to hedge currency risk. These investment techniques are not expected to be a primary strategy of the Fund.

    SECURITIES LENDING. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

    BORROWINGS. The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Although there is no current intention to do so, the Fund may in the future from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

    OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange-traded funds ("ETFs") that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its managed assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the Offering, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its pro rata share of that investment company's expenses and would remain subject to payment of that investment company's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

    SHORT-TERM/LONG-TERM DEBT SECURITIES; DEFENSIVE POSITION; INVEST-UP
PERIOD. During temporary defensive periods or in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the Offering are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In such a case, the Fund may not pursue or achieve its investment objectives. In addition, upon the Sub-Adviser's recommendation that a change would be in the best interests of the Fund and upon concurrence by ING Investments, and subject to approval by the Board of Trustees of the Fund, the Sub-Adviser may deviate from its investment guidelines discussed herein.

    PORTFOLIO TURNOVER. The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to Common Shareholders to the extent it results in a decrease of the long-term capital gains portion of distributions to Common Shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions it expects to maintain relatively low core turnover of its stock portfolio, not considering purchases and sales of common stocks and options in connection with the Fund's options program. On an overall basis, the Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable capital gains.

                                     RISKS

    Risk is inherent in all investing. The following discussion summarizes some of the risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Investment Policies and Restrictions" in the SAI.

NO PRIOR HISTORY

    The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading of its Common Shares.

MARKET DISCOUNT RISK

    Shares of closed-end management investment companies frequently trade at a discount from their net asset value, and the Fund's Common Shares may likewise trade at a discount from net asset value. The trading price of the Fund's Common Shares may be less than the public offering price. The returns earned by holders of Common Shares who purchased their Common Shares in this offering and sell their Common Shares below net asset value will be reduced.

INVESTMENT AND MARKET RISK

    An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of all or a portion of the amount invested. An investment in the Fund's Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, by writing (selling) covered call options on the common stocks held in the Fund's portfolio, the capital appreciation potential of such securities will be limited to the difference between the exercise price of the covered call options written and the purchase price of the equity security underlying such options. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account any reinvestment of distributions. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries.

ISSUER RISK

    The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer's goods and services. The amount of dividends paid may decline for reasons that relate to an issuer, such as changes in an issuer's financial condition or a decision by the issuer to pay a lower dividend.

EQUITY RISK

    The NAV of the Fund's Common Shares will change as the prices of its portfolio investments go up or down. Equity securities face market, issuer and other risks, and their prices may go up or down, sometimes rapidly and unpredictably.

    The Fund will invest primarily in common stocks of large-cap and mid-cap companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in companies that may be considered small by U.S. standards, which may be more susceptible to price swings than larger companies because they have fewer financial resources and more limited product and market diversification, and may be dependent on a few key managers. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of small companies have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

OPTIONS RELATED RISK

    There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use covered call options and put options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the covered call option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the option premium received and the exercise price of the covered call option, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an "American-style" option has no control over when during the exercise period of the option it may be required to fulfill its obligation as a writer of the option. This does not apply for "European-style" options, which may only be exercised at termination. Once an option writer has received an exercise notice for an American-style option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must either close out the position with a cash settlement or deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the Fund can realize above the exercise price of an option on a common stock, or may cause the Fund to hold a security that it might otherwise sell.

    The Fund's ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a common stock, it would not be able to sell the underlying common stock unless the option expired without exercise. The value of options may also be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position either, in the case of a covered call option written, by buying the option, or, in the case of a purchased put option, by selling the option. Although the Fund intends to primarily write covered call options that are traded over-the-counter, the Fund may write exchange-traded options. Exchange-traded options may also be illiquid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading on an exchange were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    The hours of trading for listed or over-the-counter options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily at 4:00 p.m. Eastern time, and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option may reduce the Fund's capital appreciation potential on the underlying security.

    When the Fund purchases put options, the Fund will be subject to additional risks. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the stock or index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option may expire worthless. Stock market indices on which the Fund may purchase options positions likely will not mirror the Fund's actual portfolio holdings. The effectiveness of index put options as hedges against declines in the Fund's stock portfolio will be limited to the extent that the performance of the underlying index does not correlate with that of the Fund's holdings.

RISKS OF SMALL-CAP AND MID-CAP COMPANIES

    The Fund may invest substantially in companies whose market capitalization is considered small sized or "small-cap" as well as mid-cap companies. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

FOREIGN INVESTMENT AND EMERGING MARKETS RISK

    The Fund will invest in a portfolio of global common stocks and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Foreign (non-U.S.) investments may be subject to greater risk than U.S. investments for many reasons, including changes in currency exchange rates and unstable political, social and economic conditions, which may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government issuers. Foreign (non-U.S.) investments may also be subject to the risks of a lack of adequate or accurate company information, smaller, less liquid and more volatile securities markets, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment and currency transfers. Because of less developed markets and economies, potentially leading to less liquidity and increased price volatility and, in some countries, less mature governments and governmental institutions, potentially leading to greater risks of expropriation, confiscatory taxation and national policies that may restrict the repatriation of cash or the Fund's investments in general. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets. Investments in foreign issuers may also decrease the Fund's ability to borrow against its assets.

FOREIGN (NON-U.S.) CURRENCY RISK

    The Fund's Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund's assets may be denominated in foreign (non-U.S.) currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, the value of the Fund's assets and income could be adversely affected by currency exchange rate movements.

DERIVATIVES RISK

    In addition to writing covered call options and purchasing put options, the risks of which are described above, the Fund may invest in a variety of derivative instruments for hedging or risk management purposes. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund's performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

INTEREST RATE RISK

    The level of premiums from covered call option writing and the amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments. The value of the Fund's common stock investments may also be influenced by changes in interest rates. When interest rates rise, the market value of such securities generally will fall. To the extent that the Fund invests in preferred stocks, the NAV and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk.

RESTRICTED AND ILLIQUID SECURITIES RISK

    The Fund may invest up to 15% of its managed assets in restricted and illiquid securities. For this limit, a security is considered illiquid if it cannot be disposed of in seven days at approximately the price at which the Fund carries on its books. In the case of exchange-traded options or options written in the over-the-counter markets, an option will be considered illiquid by the Fund if it cannot be closed in seven days. The Fund may not be able to sell an illiquid security at a favorable time or price and thereby decrease the Fund's overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which may negatively impact the price the Fund would receive upon disposition. The Fund's policy on liquidity of options varies from the position used by open-end funds in that the Fund relies on the ability to close an over-the-counter option on the market, whereas over-the-counter options and the securities on which they are written are generally treated as illiquid by open-end funds. As a result, the Fund may invest a greater portion of its assets in options traded over-the-counter than could an open-end fund.

DISTRIBUTION RISK

    The monthly distributions Common Shareholders will receive from the Fund will be based primarily on the level of net option premiums (covered call option premiums received minus put option premiums paid minus transaction costs) and the dividends received by the Fund. Net option premiums and dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. If stock prices or stock price volatility declines, the level of premiums from options writing and the amounts available for distribution from options activity will likely decrease as well. Premiums paid by the Fund to purchase put options and to close written covered call options will reduce amounts available for distribution from covered call option premiums received and proceeds of closing put options. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. There may be trends in corporate behavior, and corporations in general or in certain countries or sectors that may determine to pay lower or no dividends. Dividends on any preferred stocks in which the Fund may invest are not guaranteed, and certain issues of preferred stock held by the Fund may be called by the issuer.

TAX RISK

    The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund's net investment income and net realized capital gains for that calendar year. For example, because of the nature of the Fund's investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. While a portion of the Fund's income distributions will qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund's income distributions that will qualify as tax-advantaged dividends. In addition, the Fund's income distributions that qualify for favorable tax treatment may be affected by IRS interpretations of the Code, and future changes in tax laws and regulations. See "Tax Matters."

PREFERRED STOCK RISK

    Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

CONVERTIBLE SECURITIES RISK

    Convertible securities are securities that may be converted either at a stated price or at a stated rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.

    The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

    A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Fund because the Fund purchases such securities for their equity characteristics.

MANAGEMENT RISK

    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Although the Sub-Adviser has a wide range of experience in managing funds or accounts that utilize (1) the strategy of investing in a portfolio of global common stocks that have a history of attractive dividend yields and
(2) strategies involving options, including the writing of covered calls on an account's portfolio securities, it does not have experience with funds or accounts in which these strategies are combined as described in this prospectus. While the Sub-Adviser has developed its approach through the testing of models in different market environments, investors bear the risk that the combination of strategies has not been tested in actual funds or accounts, and has not been utilized in various market cycles.

LEVERAGE RISK

    Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

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Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares issued by the Fund or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, ING Investments, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to ING Investments will be calculated on the basis of the Fund's average daily managed assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

SECURITIES LENDING RISK

    To seek to generate additional income, the Fund may lend portfolio securities in an amount equal to up to 33.3% of the Fund's managed assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. In addition, there is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, securities lending is subject to counter party risk.

NON-DIVERSIFICATION STATUS

    The Fund is classified as a "non-diversified" investment company under the 1940 Act. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is highly diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

MARKET DISRUPTION AND GEO-POLITICAL RISK

    The aftermath of the war with Iraq, the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and the occupation cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Shares and the investments made by the Fund.

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ANTI-TAKEOVER PROVISIONS

    The Fund's Declaration of Trust, as amended, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

DIVIDEND RISK

    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund's dividend yielding equity securities would be adversely affected.

TEMPORARY DEFENSIVE STRATEGIES RISK

    When the Sub-Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objectives.

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                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund, including supervision of the duties performed by the Fund's Adviser and Sub-Adviser are managed under the direction of its Board of Trustees. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISERS

    ING Investments, an Arizona limited liability company, serves as the investment adviser to the Fund and has overall responsibility for the management of the Fund under the general supervision of the Fund's Board of Trustees. ING Investment's principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

    The Fund and ING Investments have entered into an Investment Management Agreement that requires ING Investments to provide investment advisory and portfolio management services for the Fund. The agreement with ING Investments may be cancelled by the Board of Trustees upon 60 days' written notice. Under the agreement, ING Investments bears its expenses of providing the services described above in exchange for an annual fee.

    For its services including supervising the Sub-Adviser, ING Investments will receive an annual fee, payable monthly, in an amount equal to 1.05% of the Fund's managed assets. For the first five years of the Fund's existence, ING Investments will contractually waive 0.20% of the annual fee. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year.

    ING Investments is registered as an investment adviser with the SEC. ING Investments began investment management in 1995, and serves as an investment adviser to registered investment companies as well as structured finance vehicles. As of January 31, 2005, ING Investments had assets under management of over $34 billion. ING Investments is an indirect, wholly owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

    ING Investments has engaged IIMA as the Sub-Adviser to the Fund. IIMA is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, The Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA has no employees other than its board members; instead it makes use of the staff members of an organizational business unit within ING Groep named ING Investment Management Europe ("IIM Europe"). IIM Europe is not a legal entity. The staff of IIM Europe are employed by a subsidiary of ING Groep named ING Personeel VOF. IIM Europe has management expertise in equity, derivatives, fixed income and asset allocation categories. IIM Europe employs approximately 194 investment professionals and research analysts located in Europe. IIMA is an indirect, wholly-owned subsidiary of the ING Groep and is under common control with ING Investments. For its services, IIMA will receive a sub-advisory fee from ING Investments. No advisory fee will be paid by the Fund directly to IIMA.

    IIM Europe is active in global equity dividend investing and investing in global option markets. IIM Europe has access to internal global research provided by more than 30 research analysts, traders and investment professionals. In managing the Fund's investments, IIMA will rely on two IIM Europe investment teams--the ING Global Equity Dividend Team and the ING Structured Products Team. The teams will work jointly to manage the Fund's investments. Each team brings unique strengths and expertise in managing the Fund. The ING Global Equity Dividend Team is comprised of three portfolio managers, drawing on 30 investment professionals in sector, regional and quantitative teams. The ING

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Structured Products Team is made up of seven members including investment management personnel, investment research personnel and financial engineering personnel.

    IIM Europe also has extensive experience in managing mutual funds in international markets. As of January 31, 2005, IIM Europe manages over
$5.4 billion in high dividend equity strategies for mutual funds and institutional investors. Of this amount, over $2.2 billion is managed by the ING Global Equity Dividend Team in a global equity dividend strategy comparable to the approach to be used by the Fund. As of January 31, 2005, the ING Structured Products Team has over $1.3 billion under management in "structured products" funds in which they generally seek to preserve capital and employ options on equity indices and other equity derivatives as a component of their investment strategy.

    IIMA is a non-resident investment adviser with all of its assets located outside of the U.S. Investors will be able to effect service of process on IIMA by serving Gerald Lins, General Counsel, ING Investment Management Co., 230 Park Avenue, New York, NY 10169. Investors will be able to enforce, in U.S. courts, judgments against IIMA obtained in such courts that are predicated upon the civil liability provisions of U.S. federal securities laws. Courts in The Netherlands have discretionary power to attach such weight to foreign judgments as they deem fit in the absence of a Treaty or an Act regarding judgments rendered by foreign courts. No such Treaty or Act exists as regards to judgments rendered by a court in the U.S.

    Under the terms of the sub-advisory agreement with IIMA, the agreement may be terminated by either ING Investments or the Board of Trustees on 60 days' written notice. In the event the sub-advisory agreement is terminated, IIMA may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

    ING Investments will be responsible for determining the Fund's overall investment strategy and for overseeing IIMA. IIMA will be responsible for investing the Fund's managed assets.

INVESTMENT MANAGEMENT TEAMS

    Set forth below is information regarding the members of the Fund's global investment management teams that are primarily responsible for the day-to-day management of the Fund's portfolio. The teams consist of senior investment managers of the IIM Europe organizational business unit with a variety of specializations. It is expected that each investment management team member listed below will play a role in the management of the Fund's portfolio from the inception of the Fund under the leadership of Jorik van den Bos and Leonard Stehouwer.

ING GLOBAL EQUITY DIVIDEND TEAM

    JORIK VAN DEN BOS. Mr. van den Bos is Director of Special Equity Products and Senior Investment Manager for IIM Europe. He joined IIM Europe in 1997.
Mr. van den Bos is responsible for the so-called non-mainstream investments and the ING Global Equity Dividend Strategy. From 1997 to 2001, Mr. van den Bos was responsible for third party equity investments in Dutch equity securities and for the ING Global Equity Dividend Strategy. Prior to joining IIM Europe,
Mr. van den Bos worked as a portfolio manager at ABN Amro Asset Management where he was responsible for Dutch Equity securities. Mr. van den Bos studied business econometrics at the Erasmus University in Rotterdam where he acquired his Master's degree, specializing in asset liability management for pension funds.

    JOOST DE GRAAF. Mr. de Graaf is Senior Investment Manager of Equity Securities in the ING Global Equity Dividend team for IIM Europe. Mr. de Graaf joined IIM Europe in 1999. Prior to joining the ING Global Equity Dividend team, Mr. de Graaf helped set up the Investment Services department as Senior Account Manager. Mr. de Graaf started his career at IIM Europe as a Portfolio

Manager in the Mutual Fund Department. Mr. de Graaf was awarded a Master's degree in industrial engineering and management from the University of Twente in Enschede in 1999. Mr. de Graaf is also a CFA charter holder.

    JORIS FRANSSEN. Mr. Franssen is Senior Investment Manager of Equity Securities for IIM Europe since 2001 and is the investment manager for the ING Global Equity Dividend Strategy. In this position, Mr. Franssen is responsible for development and definition of the investment strategy for the ING Global Equity Dividend Strategy. Previously, Mr. Franssen was part of the ING's Dutch Equity team, where he was also responsible for the ING Global Equity Dividend Strategy. Mr. Franssen started his career in 1998 as a portfolio manager advising Dutch institutional clients. Mr. Franssen acquired his Master's degree in economics from Erasmus University in Rotterdam in 1998, specializing in monetary economics and risk management. Mr. Franssen is a registered financial analyst (CEFA by the European Financial Analysts Association).

ING STRUCTURED PRODUCTS TEAM

    LEONARD STEHOUWER. Mr. Stehouwer is currently Head of Investment Managers of Structured Products and joined IIM Europe in October 2000. Within the team he is responsible for managing a range of Structured Products and the execution of transactions in the derivatives portfolios. Before joining the Structured Products Team, Mr. Stehouwer had already been working with IIM Europe for a year as Senior Portfolio Manager with the Regional Management Europe department, where he was responsible for maintaining contacts with IIM Europe foreign offices, supporting local investment managers with investment related problems and monitoring locally managed investment portfolios. Prior to this he had been working with ING Group for more than six years. From 1995 through 1999 he was (Senior) Cash Manager with ING Lease, where he was responsible for managing the mismatch position of ING Lease Holding, and also Secretary of the Asset and Liability Committee. After that he was Account Manager with ING Barings for over a year, responsible for maintaining relations with ING Barings clients, advising them on foreign exchange and money markets ("FX/MM"), and executing trades on FX/MM. Mr. Stehouwer obtained a degree in economics, with an emphasis on business economics, from the Erasmus University Rotterdam in 1993. In 2000 he obtained his RBA degree (registered investment analyst).

    FRANK VAN ETTEN. Mr. Van Etten is currently an Investment Manager of Structured Products and joined IIM Europe in 2002. In this capacity he is responsible for managing a range of structured products and the execution of transactions in the derivatives portfolios. Furthermore Mr. Van Etten also carries out research in structured products development and option strategies and markets. Mr. Van Etten obtained his Master's degree in econometrics from Tilburg University in 2003, specializing in quantitative finance.

    WILLEM VAN DOMMELEN. Mr. Van Dommelen is currently an Investment Manager of Structured Products and joined IIM Europe in 2002. In this capacity he is responsible for managing a range of structured products and the execution of transactions in the derivatives portfolios. Mr. Van Dommelen started his career as Portfolio Manager Institutional Clients, where he was responsible for the client servicing of around 80 institutional clients of IIM Europe. Mr. Van Dommelen obtained his Master's degree in economics from Tilburg University in 2002, specializing in accountancy and investment theory. He also holds a RBA degree (registered investment analyst).

    The SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and each portfolio manager's ownership of securities in the Fund.

THE ADMINISTRATOR

    The Administrator of the Fund is ING Funds Services, LLC ("ING Funds Services"). Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of ING Investments.

    Under an Administration Agreement between ING Funds Services and the Fund, ING Funds Services administers the Fund's corporate affairs subject to the supervision of the Board of Trustees of the Fund. ING Funds Services also furnishes the Fund with office facilities and furnishes executive personnel together with clerical and certain recordkeeping and administrative services. These services include preparation of annual and other reports to shareholders and to the SEC. ING Funds Services also handles the filing of federal, state and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined below).

    The Administration Agreement also requires ING Funds Services to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Administrator has authorized all of its officers and employees who have been elected as officers of the Fund to serve in such capacities.

    All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator. The Fund pays ING Funds Services an administration fee, computed daily and payable monthly. The Administration Agreement states that ING Funds Services is entitled to receive a fee at an annual rate of 0.10% of the Fund's managed assets. The Administration Agreement may be canceled by the Board of Trustees upon 60 days written notice.

CONTROL PERSON

    Prior to the public offering of Common Shares, ING Investments purchased Common Shares from the Fund in an amount sufficient to satisfy the net worth requirements of Section 14(a) of the 1940 Act. ING Investments owns 100% of the outstanding Common Shares. ING Investments may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the Offering.

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

    ING Investments has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Board that it and its affiliates have cooperated fully with each request.

    In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

    ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

    Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

    More specifically, Investments reported to the Board that, at this time, these instances include the following:

    - ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

    - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

    - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

    - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

    For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

    ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

    - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

    - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

    - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

    - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

    - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

                             DESCRIPTION OF SHARES

COMMON SHARES

    The Fund's Declaration of Trust, as amended, authorizes the issuance of an unlimited number of Common Shares of beneficial interest, par value $.01 per share. All Common Shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable by the Fund, except to the extent provided in the Declaration of Trust, and will have no pre-emptive or conversion rights or rights to cumulative voting.

    Common Shareholders are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares upon liquidation after payment of the preferential amounts payable to holders of any outstanding preferred shares.

    Common Shareholders are entitled to one vote for each share held. The Common Shares and any preferred shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Common Shares and any preferred shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining shares of Common Shares and any preferred shares will not be able to elect any of such Trustees.

    The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person's status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

    Neither Common Shareholders nor holders of any preferred shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

    If preferred shares are issued and outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing the aggregate liquidation value of the outstanding preferred shares.

PREFERRED SHARES

    The Fund has no current intention of issuing any shares other than the Common Shares. However, the Fund's Declaration of Trust authorizes the issuance of a class of preferred shares (which class may be divided into one or more series) as the Trustees may, without shareholder approval, authorize. Any preferred shares will have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as will be set forth in a certificate of designation establishing the terms of the preferred shares. The number of shares of the preferred class or series authorized is unlimited, and the shares authorized may be represented in part by fractional shares.

    Any decision to offer preferred shares is subject to market conditions and to the management's continuing belief that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve the benefits to the Common Shares described in this prospectus for long-term investors. The terms of any preferred shares will be determined by the Board of Trustees in consultation with ING Investments (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes a preferred shares offering.

    Preferred shares will have complete priority over the Common Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

    The 1940 Act also requires that the holders of preferred shares, voting as a separate class, have the right to: elect at least two trustees at all times; and elect a majority of the trustees at any time when dividends on such class of securities are unpaid for two full years. In each case, the holders of Common Shares voting separately as a class will elect the remaining trustees.

    In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a nationally recognized rating agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agency. Based on previous guidelines established by such rating agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by such rating agency would be more or less restrictive than as described in this prospectus.

BORROWINGS

    The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. In the event the Fund in the future determines to engage in investment leverage, in whole or in part, through borrowings, the Fund may enter into definitive agreements with respect to a credit facility/ commercial paper program or other borrowing program. The Fund may negotiate with commercial banks to arrange a credit facility/commercial paper program pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Such a facility/commercial paper program would not be expected to be convertible into any other securities of the Fund, outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility/program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility/program against liabilities they may incur in connection with the facility/program.

    In addition, the Fund expects that any such credit facility/program would contain covenants that, among other things, likely would limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility/program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility/program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility/program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

EFFECTS OF POSSIBLE FUTURE LEVERAGE

    As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the amounts available for distribution derived from securities purchased with proceeds received from leverage exceed the cost of leverage, the Fund's distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with such proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares.

    In addition, the fee paid to the Adviser will be calculated on the basis of the Fund's average daily managed assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

                                NET ASSET VALUE

NET ASSET VALUE

    The NAV per Common Share of the Fund is determined each business day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per Common Share is determined by dividing the value of the Fund's assets (including interest accrued but not collected) less all liabilities (including accrued expenses but excluding capital and less the liquidation preference of any outstanding preferred shares) by the number of shares outstanding. The NAV per Common Share is made available for publication.

VALUATION OF THE FUND'S ASSETS

    The assets in the Fund's portfolio are valued in accordance with the Fund's Valuation Procedures adopted by the Board of Trustees. Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day.

    In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing such a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

    Securities and assets for which reliable market value quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board.

    The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

    The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund's valuation). Foreign securities markets may close before the Fund determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or sell shares of the Fund.

    If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters and political and other events.

    Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations recommended by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV.

    Quotations of foreign securities denominated in foreign currencies are converted to U.S. dollar equivalents using the applicable foreign exchange quotation in effect at 4:00 p.m. London time.

    Options that are traded over-the-counter will be valued using one of three methods: 1) dealer quotes, 2) industry models with objective inputs, or 3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as "Black Scholes." Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

    The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

                                 DISTRIBUTIONS

INITIAL DISTRIBUTION

    The Fund's initial distribution is expected to be declared approximately
45 days, and paid approximately 60 to 90 days, after the completion of this offering, depending upon market conditions. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in Common Shares through the receipt of additional unissued but authorized Common Shares from the Fund or by purchasing Common Shares in the open market through the Fund's Dividend Reinvestment Plan.

LEVEL RATE DISTRIBUTION POLICY

    Commencing with the Fund's first distribution, the Fund intends to make regular monthly cash distributions to holders of Common Shares at a level rate based on the past and projected performance of the Fund, which rate may be adjusted from time to time. Distributions may be made from net investment company taxable income after paying accrued dividends on the Fund's preferred shares, if any, and interest and required principal payments on borrowings, if any.

    The Fund expects to receive substantially all of its current income and gains from the following sources:

    - dividends received by the Fund that are paid on the common stocks held in the Fund's portfolio;

    - capital gains (both short-term and long-term) from net option premiums (covered call option premiums received minus put option premiums paid minus transaction costs); and

    - capital gains from the sale of common stocks in the Fund's portfolio.

    The Fund's Common Share distribution rate will depend on a number of factors, including the net earnings on the Fund's portfolio investments and the rate at which such net earnings change as a result of changes in the rates at which the Fund receives income from the sources described above.

    The Fund's ability to maintain a level rate distribution policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on its preferred shares, if any, and interest and required principal payments on borrowings, if any. At least annually, the Fund intends to distribute all of its net capital gain and net investment company taxable income not distributed during the year.

    The net investment company taxable income of the Fund consists of all ordinary taxable income, qualified dividend income, and net short-term capital gain earned on portfolio assets less all deductible expenses of the Fund. Expenses of the Fund are accrued each day. In addition, a portion of the Fund's distributions may consist of amounts in excess of net investment company taxable income and net realized long-term capital gains. These amounts would be considered a return of capital and thus would reduce the basis in a shareholder's Common Shares; any amounts in excess of such basis would be treated as a gain from the sale of such shares.

    To permit the Fund to maintain a level rate distribution policy, the Fund may from time to time distribute less than the entire amount of net investment company taxable income earned in a particular period. The undistributed net investment company taxable income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment company taxable income actually earned by the Fund during the period. Undistributed net investment company taxable income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment company taxable income will be deducted from the Fund's net asset value.

    The Fund intends to distribute to its shareholders substantially all of its investment company taxable income and net capital gain. The Fund will estimate its expected amount of such income and gain in setting the level of its distributions under its distribution policy. However, if the actual amount of such income or gain derived in a given taxable year is greater than the aggregate amount of such distributions, the Fund will likely distribute additional amounts so as to distribute all or substantially all of its investment company taxable income and net capital gain applicable to such taxable year. The Fund may, however, elect to retain some of net capital gain. If the actual amount of income or gain derived in a given taxable year is less than the aggregate amount of distributions under the Fund's distribution policy, a portion of a shareholder's distributions will be characterized for federal income tax purposes as a return of capital. See "Tax Matters."

MANAGED DISTRIBUTION POLICY

    The Fund intends to file or rely on an exemptive application with the SEC seeking an order under the 1940 Act to obtain the ability to implement a managed distribution policy. If the SEC grants the requested relief, the Fund may implement a managed distribution policy.

    Under a managed distribution policy, the Fund would distribute to shareholders a fixed monthly amount, which may be adjusted from time to time. As with the level distribution rate policy, distributions would be made only after paying dividends due on preferred shares, if any, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any monthly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and result in a return of capital.

    The Fund's final distribution for each calendar year would include any remaining net investment company taxable income and net capital gain undistributed during the year. If, for any calendar year, the total distributions exceeded net investment company taxable income and net capital gain (the "Excess"), any amount distributed out of the Excess would be treated as dividends to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first reduce the adjusted tax basis in the shares, and after such adjusted tax basis is reduced to zero, would constitute capital gain (assuming the shares are held as capital assets). In the event the Fund distributed the Excess, such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

    The staff of the SEC has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide SEC inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result of this development, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

    If the staff of the SEC agreed to again process applications for the type of relief referenced above, there is no guarantee that the SEC would grant an exemptive order facilitating the implementation of a managed distribution policy for the Fund or, if granted, that the Trustees will determine to implement a managed distribution policy. The Trustees reserve the right to change the dividend policy from time to time.

DIVIDEND REINVESTMENT PLAN

    Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the "Plan Agent"), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund's Dividend Reinvestment Plan (the "Plan"). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

    The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with The Bank of New York. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

    The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

    In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

    There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

    The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

    All questions concerning the Plan should be directed to the Fund's Shareholder Service Department at (800) 992-0180.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

ANTI-TAKEOVER PROVISIONS

    The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause, by action taken by a majority of the remaining Trustees followed by the vote of the holders of at least 75% of the shares then entitled to vote in an election of such Trustee. The Declaration of Trust also limits the ability of shareholders to call meetings of the shareholders.

    In addition, the Declaration of Trust requires the favorable vote or consent of the holders of not less than 75% of each class and series of shares outstanding and entitled to vote (with each class and series separately voting thereon or consenting thereto as a separate class and series), to approve certain transactions with 5%-or-greater holders of a class of shares and their associates. These provisions are not applicable to any such transaction if the Trustees by resolution have approved such transaction or to any such transaction with any corporation of which a majority of the outstanding shares of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any corporation, person or other entity who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are:
(i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment program; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold, leased or exchanged in the ordinary course of business); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period, or assets sold, leased or exchanged in the ordinary course of business).

    The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. This description of the provisions is qualified in its entirety by reference to the Declaration of Trust. The Declaration of Trust is on file with the SEC and contains the full text of these provisions.

                           CLOSED-END FUND STRUCTURE

    The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of the Fund, you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if a shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

    Shares of closed-end funds frequently trade at a discount to their NAV, although it is also possible that they may trade at a premium above NAV. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Fund's NAV, general market and economic conditions and other factors beyond the control of the Fund. See "Net Asset Value." Because of the possibility and the recognition that any discount to the NAV may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would require a vote of the shareholders of the Fund.

CONVERSION TO OPEN-END FUND

    The Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, the differences in operating expenses between open-end and closed-end funds (due to the expenses of continuously selling shares and of standing ready to effect redemptions), the potentially adverse tax consequences to non-redeeming shareholders once a fund is open-ended, and the impact of open-ending on portfolio management policies. Such a conversion would require the approval of both a majority of the Fund's outstanding Common Shares and preferred shares voting together as a single class and a majority of the outstanding preferred shares voting as a separate class on such conversion.

    Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares. A delay in conversion could result following shareholder approval due to the Fund's inability to redeem the preferred shares.

    Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed NAV less any redemption charge as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE. The Fund may have to eliminate illiquid securities and the inflows and outflows of open-end fund shares may alter the options strategies that the Fund may use. If the Fund were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Fund could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities. The Fund may also impose a redemption fee.

                          REPURCHASE OF COMMON SHARES

    Although the Fund's Common Shareholders will not have the right to redeem their Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares. This may have the effect of reducing any market discount from NAV.

    Share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares; however, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the principal market on which the Common Shares are traded.

                                  TAX MATTERS

    Investments in the Fund have U.S. federal income tax consequences that you should consider. The following information is meant as a general summary for U.S. shareholders who hold their shares as a "capital asset." Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, foreign, state and local tax consequences to you of investing in the Fund.

    The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to generally avoid paying federal income or excise tax. To the extent that it satisfies the requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

    If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

TAXES ON DISTRIBUTIONS

    Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution will generally be taxable as either ordinary income or long-term capital gain, whether paid in cash or reinvested in additional Common Shares. Dividends paid to you out of the Fund's "investment company taxable income" (which includes dividends the Fund receives, any interest income, and net short-term capital gain) will generally be taxable to you as ordinary income to the extent of the Fund's earnings and profits, except as described below with respect to "qualified dividend income." Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares.

    The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Tax Act") reduced the maximum tax rate on long-term capital gains for individual investors from 20% to 15%. The Tax Act also reduced to 15% the maximum tax rate on "qualified dividend income." These rate reductions do not apply to corporate taxpayers. To be eligible for the reduced rate on qualified dividends, a shareholder must satisfy certain holding period requirements (generally more than 60 days with respect to each distribution). In the case of a RIC, such as the Fund, the amount of dividends paid by the Fund that may be eligible for the reduced rate may not exceed the amount of aggregate qualified dividends received by the Fund. For this purpose, qualified dividends means dividends received by the Fund from U.S. corporations and certain "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Without further legislative change, the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

    The Fund will also be able to designate a portion of its distributions as being eligible for the corporate dividends received deduction to the extent that the Fund derives dividend income from stock in U.S. corporations, provided that the Fund also satisfies certain holding period and other requirements with respect to such stock. A corporate shareholder of the Fund would also need to satisfy certain holding period requirements with respect to Fund shares in order to qualify for any corporate dividends received deduction.

    There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as long-term capital gains. There can also be no assurance as to what portion of the Fund's distributions will qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction. To the extent that the Fund derives net short-term capital gains from its investment activities, distributions of such gains would be taxed as ordinary income. Further, certain of the Fund's option writing strategies and securities lending activities could reduce the amount of the Fund's distributions that may qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction.

    An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

    Common Shareholders receiving dividends or distributions in the form of additional Common Shares pursuant to the Plan will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to (i) the fair market value of any new Common Shares issued to the Common Shareholder by the Fund, and (ii) if Common Shares are trading below net asset value, the cash allocated to the Common Shareholder for the purchase of Common Shares on its behalf, and such Common Shareholder will have a cost basis in the Common Shares received equal to such foregoing amount.

    In light of the Fund's plans regarding its initial distribution and its plan to adopt either a level rate distribution plan or a managed distribution policy, you may receive a so-called "return of capital" distribution. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

    If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

    An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

    The Fund's distributions are taxable when they are paid, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31.

    Any non U.S shareholders will generally be subject to withholding of U.S. tax at the rate of 30% (or a lower treaty rate if applicable) on the Fund's ordinary distributions, including any amounts that would otherwise qualify for reduced rates on qualified dividends.

    The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

TAX ASPECTS OF SALES OF FUND SHARES

    Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. As discussed above, the Tax Act reduced the maximum tax rate on long-term capital gains for individual investors from 20% to 15%. Without further legislative change, the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

    Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending
30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

TAXATION OF FUND INVESTMENTS

    Although the Fund will generally not be subject to tax, as discussed above, the tax treatment of the Fund's investments will affect the timing and tax character of the Fund's distributions.

    The Fund's transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into higher taxed short-term capital gain or ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and
(vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

    In most cases, net gains from the Fund's option strategy are expected to be short-term capital gains that would be taxable as ordinary income when distributed to shareholders.

    The taxation of equity options that the Fund expects to write is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

    With respect to a put or call option on stock that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased stock and, in the case of a put option, reduces the amount realized on the underlying stock in determining gain or loss.

    In the case of Fund transactions in so-called "Section 1256 Contracts," such as many listed index options and any listed non-equity options, Code
Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to generally be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts and certain other financial contracts.

    The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may write call options on portfolio securities that are "qualified covered calls" that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not "deep-in-the-money" as defined in the Code. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

    The Fund's income from foreign securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to such taxes paid by the Fund.

BACKUP WITHHOLDING

    The Fund may be required to withhold federal income tax from all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. As modified by the Tax Act, the backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability, provided the required information is furnished to the IRS.

                                  UNDERWRITING

    Citigroup Global Markets Inc., UBS Securities LLC, Wachovia Capital Markets, LLC, Advest, Inc., Banc of America Securities LLC, H&R Block Financial
Advisors, Inc., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets, A Division of McDonald Investments Inc., Legg Mason Wood Walker, Incorporated, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., RBC Capital Markets Corporation, Ryan Beck & Co., Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Capital Markets, Inc., TD Waterhouse Investor Services, Inc., Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC are acting as representatives of the Underwriters named below. Subject to the terms and conditions stated in an underwriting agreement ("Underwriting Agreement") dated the date of this prospectus, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                NUMBER OF
UNDERWRITER                                                   COMMON SHARES
-----------                                                   -------------
Citigroup Global Markets Inc................................   29,785,000
UBS Securities LLC..........................................   18,000,000
Wachovia Capital Markets, LLC...............................   18,000,000
Advest, Inc.................................................      800,000
Banc of America Securities LLC..............................    1,055,000
H&R Block Financial Advisors, Inc...........................    1,470,000
Ferris, Baker Watts, Incorporated...........................      800,000
J.J.B. Hilliard, W.L. Lyons, Inc............................      800,000
Janney Montgomery Scott LLC.................................    1,105,000
KeyBanc Capital Markets, A Division of McDonald Investments
  Inc.......................................................      800,000
Legg Mason Wood Walker, Incorporated........................    1,055,000
Oppenheimer & Co. Inc.......................................    1,190,000
Raymond James & Associates, Inc.............................    1,500,000
RBC Capital Markets Corporation.............................    1,275,000
Ryan Beck & Co., Inc........................................    1,000,000
Stifel, Nicolaus & Company, Incorporated....................      800,000
SunTrust Capital Markets, Inc...............................      800,000
TD Waterhouse Investor Services, Inc........................      950,000
Wedbush Morgan Securities Inc...............................      800,000
Wells Fargo Securities, LLC.................................    1,275,000
Deutsche Bank Securities Inc................................      300,000
Piper Jaffray & Co..........................................      300,000
Crowell, Weedon & Co........................................      140,000
Morgan Keegan & Company, Inc................................      140,000
Robert W. Baird & Co. Incorporated..........................      140,000
BB&T Capital Markets, a division of Scott & Stringfellow,
  Inc.......................................................       45,000
D.A. Davidson & Co..........................................       45,000
David A. Noyes & Company....................................       45,000
Doft & Co., Inc.............................................       45,000
Mesirow Financial, Inc......................................       45,000
Newbridge Securities Corporation............................       45,000
Sanders Morris Harris Inc...................................       45,000
Southwest Securities, Inc...................................       45,000
Strand, Atkinson, Williams & York, Inc......................       45,000
Wunderlich Securities, Inc..................................       45,000
Axiom Capital Management, Inc...............................       15,000
BrookStreet Securities Corporation..........................       15,000
Cadaret, Grant & Co., Inc...................................       15,000
First Montauk Securities Corp...............................       15,000

                                                                NUMBER OF
UNDERWRITER                                                   COMMON SHARES
-----------                                                   -------------
First Southwest Company.....................................       15,000
Gilford Securities Incorporated.............................       15,000
Hazlett, Burt & Watson, Inc.................................       15,000
Huntleigh Securities Corporation............................       15,000
J.B. Hanauer & Co...........................................       15,000
Johnston, Lemon & Co. Incorporated..........................       15,000
Joseph Gunnar & Co. LLC.....................................       15,000
M.L. Stern & Co., LLC.......................................       15,000
Maxim Group LLC.............................................       15,000
National Securities Corporation.............................       15,000
Parker/Hunter Incorporated..................................       15,000
Spelman & Co., Inc..........................................       15,000
Sterne, Agee & Leach, Inc...................................       15,000
The Seidler Companies Incorporated..........................       15,000
                                                               ----------
    Total...................................................   85,000,000
                                                               ==========

    The Underwriting Agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this Offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

    The Underwriters propose to offer some of the Common Shares directly to the public at the offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $0.60 per Common Share. The sales load the Fund will pay of $0.90 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before March 31, 2005. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

    ING Investments (and not the Fund) has agreed to pay from its own assets to Citigroup Global Markets Inc., a structuring fee for advice relating to the structure and design of the Fund and the organization of the Fund as well as services related to the sale and distribution of the Fund's Common Shares. Citigroup Global Markets Inc. will receive a structuring fee in an amount equal to 0.311% of the total initial price to the public of the Common Shares offered hereby. ING Investments (and not the Fund) has agreed to pay from its own assets to each of UBS Securities LLC and Wachovia Capital Markets, LLC a quarterly fee at the annual rate of 0.15% of the Fund's average weekly total managed assets attributable to the Common Shares sold by UBS Securities LLC and Wachovia Capital Markets, LLC, respectively, in this offering, such fees to be payable during the continuance of the Investment Management Agreement and subject to the limitations below. UBS Securities LLC and Wachovia Capital Markets, LLC each has agreed to provide certain after-market services to ING Investments designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the closed-end investment company industry, and the provision of information with respect to strategies to address market value discounts. The total amount of these additional compensation payments made to UBS Securities LLC will not exceed 2.082% of the price to the public from the Common Shares sold in this offering and the total amount of these additional compensation payments made to Wachovia Capital Markets, LLC will not exceed 2.082% of the price to the public from the Common Shares sold in this offering.

    ING Investments has agreed to pay from its own assets all organizational expenses and all offering costs (other than sales load) that exceed $0.04 per share.

    The Fund has agreed to reimburse certain underwriter expenses in an amount equal to $0.005 per Common Share, which amount will not exceed $425,000 or 0.025% of the total initial price to the public of the Common Shares offered hereby.

    The sum of the fees described above, the amounts paid by the Fund to reimburse certain Underwriters and the other expenses and sales load to be paid by the Fund will not exceed 9.0% of the total initial price to the public of the Common Shares offered hereby.

    The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to 12,750,000 additional Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this Offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

    The Fund and ING Investments have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

    Prior to the Offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, ING Investments and the representatives of the Underwriters. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this Offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this Offering. The Common Shares have been authorized for listing on the NYSE, subject to official notice of issuance, under the ticker symbol "IGD." In order to meet the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners.

    The following table shows the sales load as a percentage of the public offering price that the Fund is to pay to the Underwriters in connection with this Offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares:

                                                                   PAID BY THE FUND
                                                              ---------------------------
                                                              NO EXERCISE   FULL EXERCISE
                                                              -----------   -------------
Per Share...................................................  $      0.90    $      0.90
Total.......................................................  $76,500,000    $87,975,000

    The Fund and ING Investments have each agreed to indemnify the several Underwriters against, or reimburse losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

    ING Funds Distributor, LLC ("IFD") will enter into a distribution agreement with the Fund. IFD will not receive any compensation for its distribution assistance. IFD is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. and may be deemed an "underwriter" for the purposes of this offering under the Securities Act of 1933, although it will not purchase any of the Common Shares or be a party to the Underwriting Agreement.

    Financial Network Investment Corporation ("FNIC"), ING Financial
Partners, Inc. ("IFP") and Multi-Financial Securities Corporation ("MFSC") may be members of the selling group in the Offering. FNIC, IFP and MFSC are all registered broker-dealers and are members of the National Association of Securities Dealers, Inc. Additionally, FNIC, IFP and MFSC are all affiliated with ING Investments and IFD.

    Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

    The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on the NYSE at a level above that which might otherwise prevail in the open market.

    A "stabilizing bid" is a bid for or purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the Offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

    The Underwriting Agreement provides that it may be terminated in the absolute discretion of the Underwriter's representatives without liability on the part of the Underwriters to the Fund or ING Investments if, prior to the delivery of and payment for the Common Shares, (i) trading in the Fund's Common Shares shall have been suspended by the SEC or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the NYSE, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the Common Shares as contemplated by the prospectus (exclusive of any supplement thereto).

    A prospectus in electronic format may be available on the website maintained by one or more of the Underwriters. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to the Underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

    The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

    Certain Underwriters have performed investment banking and advisory services for ING Investments and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for ING Investments in the ordinary course of business.

    Prior to the public offering of Common Shares, ING Investments purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

    The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

                             ADDITIONAL INFORMATION

LEGAL MATTERS

    Certain legal matters in connection with the Common Shares offered hereby will be passed upon for the Fund by Dechert LLP, Washington, D.C. and for the Underwriters by Simpson Thacher & Bartlett LLP. Dechert LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A., Wilmington, DE.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The financial statements of the Fund at March 17, 2005 have been audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report filed as an exhibit to the SAI, and are included in reliance upon their report given upon KPMG LLP's authority as experts in accounting and auditing. The address of KPMG LLP is 355 South Grand Avenue, Los Angeles,
CA 90071.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

    The custodian, transfer agent, dividend disbursing agent and registrar for the Fund is The Bank of New York, whose principal address is 101 Barclay Street
(11E), New York, New York 10286.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                PAGE
                                                              --------
History of the Fund.........................................      3
Additional Investment Policies and Restrictions.............      3
Management of the Fund......................................      9
Control Persons and Principal Shareholders..................     18
Investment Advisory and Other Services......................     19
Portfolio Transactions......................................     25
Determination of Net Asset Value............................     28
Dividend Reinvestment Plan..................................     30
Repurchase of Common Shares.................................     31
Tax Considerations..........................................     33
General Information.........................................     42
Financial Statements........................................     44
Appendix A Proxy Voting Procedures..........................    A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               85,000,000 SHARES

                           ING GLOBAL EQUITY DIVIDEND
                          AND PREMIUM OPPORTUNITY FUND

                                 COMMON SHARES
                                   ---------

                                   PROSPECTUS
                                 MARCH 28, 2005

                                 -------------

                                   CITIGROUP

                              UBS INVESTMENT BANK

                              WACHOVIA SECURITIES

                                  ADVEST, INC.

                         BANC OF AMERICA SECURITIES LLC

                       H&R BLOCK FINANCIAL ADVISORS, INC.

                              FERRIS, BAKER WATTS
                                  INCORPORATED

                       J.J.B. HILLIARD, W.L. LYONS, INC.

                          JANNEY MONTGOMERY SCOTT LLC

                            KEYBANC CAPITAL MARKETS

                             LEGG MASON WOOD WALKER
                                  INCORPORATED

                               OPPENHEIMER & CO.

                                 RAYMOND JAMES

                              RBC CAPITAL MARKETS

                                RYAN BECK & CO.

                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED

                           SUNTRUST ROBINSON HUMPHREY

                                 TD WATERHOUSE

                         WEDBUSH MORGAN SECURITIES INC.

                          WELLS FARGO SECURITIES, LLC

----------------------------------------------------------
----------------------------------------------------------
                                                           PRPRO-IGED&POF (0305)

                      (This Page Intentionally Left Blank)

                       STATEMENT OF ADDITIONAL INFORMATION
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                                 March 28, 2005


             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND


This Statement of Additional Information ("SAI") relates to the ING Global Equity Dividend and Premium Opportunity Fund ("Fund"). The Fund is a newly organized, non-diversified, closed-end management investment company.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND (THE "FUND") DATED MARCH 28, 2005 (THE "PROSPECTUS"), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-992-0180. YOU MAY ALSO OBTAIN A COPY OF THE FUND'S PROSPECTUS ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE (http://www.sec.gov).

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
HISTORY OF THE FUND                                                          3
ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS                              3
MANAGEMENT OF THE FUND                                                       9
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS                                  18
INVESTMENT ADVISORY AND OTHER SERVICES                                      19
PORTFOLIO TRANSACTIONS                                                      25
DETERMINATION OF NET ASSET VALUE                                            28
DIVIDEND REINVESTMENT PLAN                                                  30
REPURCHASE OF COMMON SHARES                                                 31
TAX CONSIDERATIONS                                                          33
GENERAL INFORMATION                                                         42
FINANCIAL STATEMENTS                                                        44
APPENDIX A PROXY VOTING PROCEDURES                                         A-1

             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

                               HISTORY OF THE FUND

       The Fund is a statutory trust organized under the laws of the State of Delaware and is registered as a closed-end, management investment company. The Fund was organized April 1, 2004, as ING Dividend and Income Fund and changed its name to ING Global Equity Dividend and Premium Income Fund on January 13, 2005. The Fund further changed its name to ING Global Equity Dividend and Premium Opportunity Fund on February 22, 2005.

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

       Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Sub-Adviser will use the following techniques only to the extent it believes that doing so will help to achieve the Fund's investment objectives.

       EQUITY INVESTMENTS. As described in the Prospectus, the Fund invests primarily in common stocks of dividend paying companies located throughout the world, including the U.S.

       PREFERRED STOCKS. The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its managed assets invested in preferred stocks, if any, to invest only in preferred stocks of investment grade quality as determined by rating agencies such as S&P, Fitch or Moody's or, if unrated, determined to be of comparable quality by the Sub-Adviser. The foregoing credit quality policies apply only at the time a preferred stock is purchased, and the Fund is not required to dispose of a preferred stock in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks as described in the Prospectus.

       EMERGING MARKET ISSUERS. The risks of foreign (non-U.S.) investments described in the Prospectus apply to an even greater extent to investments in countries with emerging markets. The securities markets of countries with emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in countries with emerging markets, and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many countries with emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain countries with emerging markets. Economies in countries with emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in countries with emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

       In many cases, governments of countries with emerging markets continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments in countries with emerging markets.

       DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security or index) may be purchased or sold for hedging and risk management purposes. These strategies may be executed through the use of derivative contracts in the U.S. or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on common stocks and other securities, instruments based upon equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.

       Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices or other financial instruments' prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility.

       Over-the-counter ("OTC") derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are generally illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), limit the use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit the Fund.

       Foreign exchange traded futures contracts and options thereon may be used only if the Sub-Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on U.S. exchanges.

       SWAPS. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk or to gain exposure to particular securities, baskets of securities, indices or currencies for hedging purposes. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a particular security, "basket" of securities or index. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Sub-Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

       Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

       Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

       FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies for hedging purposes. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options for hedging purposes and in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the extent that any futures contract or options on futures contract held by the Fund is a "Section 1256 contract" under the Code, the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

       SHORT SALES. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale "against-the-box").

       Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Sub-Adviser may not utilize short sales at all.

       SECURITIES LENDING. As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade (rated BBB- or higher by S&P, Baa3 or higher by Moody's). All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked-to-market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, strategies, restrictions and risk considerations described in the Prospectus and in this SAI.

       Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, strategies, restrictions and risk considerations described in the Prospectus and in this SAI.

       The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Sub-Adviser considers it to be in the Fund's interest to do so, taking into account the related loss of reinvestment income and other factors.

       TEMPORARY INVESTMENTS. The Fund may temporarily invest to a significant degree in cash, cash equivalents or investment grade debt securities including U.S. government securities. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

FUNDAMENTAL POLICIES

       The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

       (1) Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules thereunder and any interpretations or exemptions from the 1940 Act. However, the Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings;

       (2)    Issue senior securities, as defined in the 1940 Act, other than
              (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (c) the borrowings permitted by investment restriction
              (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

       (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

       (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment, or participating in a secondary offering of a portfolio investment;

       (5) Make loans to other persons, except by (a) the acquisition of obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, or (c) lending its portfolio securities;

       (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and other securities that represent a similar indirect interest in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; and

       (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments. The Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodities contracts.

       (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

       The Fund has also adopted the following non-fundamental investment policies which may be changed by the Board without approval of the Fund's shareholders. As a matter of non-fundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

       The Fund has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal market circumstances, at least 80% of its net assets in a portfolio of common stocks of dividend paying companies located throughout the world, including the U.S. The Fund will provide its shareholders with at least 60 days' prior written notice of any material change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

       Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Sub-Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

                             MANAGEMENT OF THE FUND

TRUSTEES

       The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

Set forth in the table below is information about each Trustee of the Fund.

                                                                                                  NUMBER OF
                                                                                                 IN PORTFOLIO
                                                                                                  PORTFOLIOS
                                                      TERM OF OFFICE                               COMPLEX
                                  POSITION(S) HELD    AND LENGTH OF   PRINCIPAL OCCUPATION(S) -  OVERSEEN BY    OTHER DIRECTORSHIPS
   NAME, ADDRESS AND AGE             WITH FUND        TIME SERVED(1)   DURING THE PAST 5 YEARS    TRUSTEE(2)      HELD BY TRUSTEE
------------------------------  -------------------  ---------------  -------------------------  ------------  ---------------------
INDEPENDENT TRUSTEES

JOHN V. BOYER (3)                Trustee - Class II  February 2005 -  Executive Director,            143       None
7337 East Doubletree Ranch Rd.                       Present          The Mark Twain House
Scottsdale, Arizona 85258                                             & Museum (4)
Age: 51                                                               (September 1989 -
                                                                      Present).

J. MICHAEL EARLEY                Trustee - Class     February 2005 -  President and Chief            143       None
7337 East Doubletree Ranch Rd.   III                 Present          Executive Officer,
Scottsdale, Arizona 85258                                             Bankers Trust
Age: 59                                                               Company, N.A. (June
                                                                      1992 - Present).

R. BARBARA GITENSTEIN            Trustee - Class I   February 2005 -  President, College of          143       New Jersey Resources
7337 East Doubletree Ranch Rd.                       Present          New Jersey (January                      (September 2003 -
Scottsdale, Arizona 85258                                             1999 - Present).                         Present).
Age: 46

PATRICK W. KENNY (3)             Trustee - Class     February 2005 -  President and Chief            143       Assured Guaranty
7337 East Doubletree Ranch Rd.   III                 Present          Executive Officer,                       Ltd. (November 2003
Scottsdale, Arizona 85258                                             International                            - Present).
Age: 62                                                               Insurance Society
                                                                      (June 2001 -
                                                                      Present); Executive
                                                                      Vice President,
                                                                      Frontier Insurance
                                                                      Group, Inc.
                                                                      (1998 - 2001).

WALTER H. MAY                    Trustee - Class II  February 2005 -  Retired.                       143       Best Prep Charity
7337 East Doubletree Ranch Rd.                       Present                                                   (September 1991 -
Scottsdale, Arizona 85258                                                                                      Present).
Age: 68

JOCK PATTON                      Chairman and        February 2005 -  Private Investor               143       JDA Software Group,
7337 East Doubletree Ranch Rd.   Trustee - Class I   Present          (June 1997 -                             Inc. (January 1999 -
Scottsdale, Arizona 85258                                             Present). Formerly,                      Present); Swift
Age: 59                                                               Director and Chief                       Transportation Co.
                                                                      Executive Officer,                       (March 2004 -
                                                                      Rainbow Multimedia                       Present).
                                                                      Group, Inc. (January
                                                                      1999 - December
                                                                      2001).

DAVID W.C. PUTNAM                Trustee - Class I   February 2005 -  President and Director,        143       Progressive Capital
7337 East Doubletree Ranch Rd.                       Present          F.L. Putnam Securities                   Accumulation Trust
Scottsdale, Arizona 85258                                             Company, Inc. and its                    (August 1998 -
Age: 65                                                               affiliates; President,                   Present); Principled
                                                                      Secretary and Trustee,                   Equity Market Fund
                                                                      The Principled Equity                    (November 1996 -
                                                                      Market Fund. Formerly,                   Present), Mercy
                                                                      Trustee, Trust Realty                    Endowment Foundation
                                                                      Corp.; Anchor Investment                 (1995 - Present);
                                                                      Trust; Bow Ridge Mining.                 Director, F.L. Putnam
                                                                                                               Investment Management
                                                                                                               Company (December
                                                                                                               2001 - Present);
                                                                                                               Asian American Bank
                                                                                                               and Trust Company
                                                                                                               (June 1992 -
                                                                                                               Present); and Notre
                                                                                                               Dame Health Care
                                                                                                               Center (1991 -
                                                                                                               Present); F.L. Putnam
                                                                                                               Securities Company,
                                                                                                               Inc. (June 1998 -
                                                                                                               Present); and an
                                                                                                               Honorary Trustee,
                                                                                                               Mercy Hospital (1973
                                                                                                               - Present).

ROGER B. VINCENT                 Trustee - Class     February 2005 -  President, Springwell          143       Director, AmeriGas
7337 East Doubletree Ranch Rd.   III                 Present          Corporation (March 1989 -                Propane, Inc.
Scottsdale, Arizona 85258                                             Present).                                January 1998 -
Age: 59                                                                                                        Present).

RICHARD A. WEDEMEYER             Trustee - Class II  February 2005 -  Retired. Formerly Vice         143       None
7337 East Doubletree Ranch Rd.                       Present          President - Finance and
Scottsdale, Arizona 85258                                             Administration, Channel
Age: 69                                                               Corporation (June 1996 -
                                                                      April 2002). Trustee,
                                                                      First Choice Funds
                                                                      (February 1997 - April
                                                                      2001).

TRUSTEES WHO ARE "INTERESTED PERSONS"

THOMAS J. MCINERNEY(5)(6)        Trustee - Class     February 2005 -  Chief Executive Officer,       191       Trustee, Equitable
7337 East Doubletree Ranch Rd.   III                 Present          ING U.S. Financial                       Life Insurance Co.,
Scottsdale, Arizona 85258                                             Services (September 2001                 Golden American Life
Age: 48                                                               - Present); Member, ING                  Insurance Co., Life
                                                                      Americas Executive                       Insurance Company of
                                                                      Committee (2001 -                        Georgia, Midwestern
                                                                      Present); President,                     United Life Insurance
                                                                      Chief Executive Officer                  Co., ReliaStar Life
                                                                      and Director of Northern                 Insurance Co.,
                                                                      Life Insurance Company                   Security Life of
                                                                      (March 2001 - October                    Denver, Security
                                                                      2002), ING Aeltus Holding                Connecticut Life
                                                                      Company, Inc. (2000 -                    Insurance Co.,
                                                                      Present), ING Retail                     Southland Life
                                                                      Holding Company (1998 -                  Insurance Co., USG
                                                                      Present), and ING                        Annuity and Life
                                                                      Retirement Holdings, Inc.                Company, and United
                                                                      (1997 - Present).                        Life and Annuity
                                                                      Formerly, President ING                  Insurance Co. Inc;
                                                                      Life Insurance & Annuity                 Director, Ameribest
                                                                      Company (September 1997 -                Life Insurance Co.;
                                                                      November 2002), General                  Director, First
                                                                      Manager and Chief                        Columbine Life
                                                                      Executive Officer, ING                   Insurance Co.; Member
                                                                      Worksite Division                        of the Board,
                                                                      (December 2000 - October                 Bushnell; Performing
                                                                      2001).                                   Arts Center; St.
                                                                                                               Francis Hospital;
                                                                                                               National Conference
                                                                                                               for Community
                                                                                                               Justice; and Metro
                                                                                                               Atlanta Chamber of
                                                                                                               Commerce.

JOHN G. TURNER(5)                Trustee - Class I   February 2005 -  Retired. Formerly, Vice        143       Director, Hormel
7337 East Doubletree Ranch Rd.                       Present          Chairman of ING Americas                 Foods Corporation
Scottsdale, Arizona 85258                                             (September 2000 -                        (March 2000 -
Age: 65                                                               January 2002); Chairman                  Present); Director,
                                                                      and Chief Executive                      ShopKo Stores Inc.
                                                                      Officer of ReliaStar                     (August 1999 -
                                                                      Financial Corp. and                      Present) and
                                                                      ReliaStar Life Insurance                 Conseco, Inc.
                                                                      Company (July 1993 -                     (September 2003 -
                                                                      September 2000); Director of             Present).
                                                                      ReliaStar Life Insurance
                                                                      Company of New York (April
                                                                      1997 - December 2001);
                                                                      Director of Northern Life
                                                                      Insurance Company (March
                                                                      1985 - April 2000); Chairman
                                                                      and Trustee of the Northstar
                                                                      affiliated investment
                                                                      companies (May 1993 -
                                                                      December 2001).

----------
       (1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Fund, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed. The term of office of Class I Trustees shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof in 2006. The term of office of Class II Trustees shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof in 2007. The term of office of Class III Trustees shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof in 2008. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire.

       (2) For the purposes of this table, "Fund Complex" means the following investment companies: the Fund; ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund and ING Partners, Inc.

       (3) Commenced service as a Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Portfolios.

       (4) Shaun Mathews, Senior Vice President of ILIAC has held a seat on the board of directors of the Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

       (5) Messrs. McInerney and Turner are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments, LLC.

       (6) Mr. McInerney is also a director of the following investment companies: ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING GET Fund; ING VP Intermediate Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds; ING Variable Portfolios, Inc.; and ING Series Fund, Inc., therefore, for the purposes of this table with reference to Mr. McInerney, "Fund Complex" includes these investment companies.

                                                                TERM OF OFFICE AND LENGTH OF TIME    PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS AND AGE        POSITIONS HELD WITH THE FUND                 SERVED (1)            DURING THE LAST FIVE YEARS
------------------------------  ------------------------------  ---------------------------------  ----------------------------
JAMES M. HENNESSY               President, Chief Executive      January 2005 - present             President and Chief
7337 East Doubletree Ranch Rd.  Officer and Chief Operating                                        Executive Officer, ING
Scottsdale, Arizona 85258       Officer                                                            Investments, LLC(2)
Age: 55                                                                                            (December 2000 - Present).
                                                                                                   Formerly, Senior Executive
                                                                                                   Vice President and Chief
                                                                                                   Operating Officer, ING
                                                                                                   Investments, LLC(2) (April
                                                                                                   1995 - December 2000); and
                                                                                                   Executive Vice President,
                                                                                                   ING Investments, LLC(2) (May
                                                                                                   1998 - June 2000).

MICHAEL J. ROLAND               Executive Vice President,       January 2005 - present             Executive Vice President,
7337 East Doubletree Ranch Rd.  Chief Financial Officer and                                        Chief Financial Officer and
Scottsdale, Arizona 85258       Assistant Secretary                                                Treasurer (December 2001 -
Age: 46                                                                                            Present) and Chief
                                                                                                   Compliance Officer (October
                                                                                                   2004 - Present) ING
                                                                                                   Investments, LLC(2).
                                                                                                   Formerly, Senior Vice
                                                                                                   President, ING Investments,
                                                                                                   LLC(2) (June 1998 - December
                                                                                                   2001).

STANLEY D. VYNER                Executive Vice President        January 2005 - present             Executive Vice President,
7337 East Doubletree Ranch Rd.                                                                     ING Investments, LLC(2)
Scottsdale, Arizona 85258                                                                          (July 2000 - Present) and
Age: 54                                                                                            Chief Investment Risk
                                                                                                   Officer (January 2003 -
                                                                                                   Present). Formerly, Chief
                                                                                                   Investment Officer of the
                                                                                                   International Portfolios,
                                                                                                   ING Investments, LLC(2)
                                                                                                   (August 2000 - January
                                                                                                   2003), and President and
                                                                                                   Chief Executive Officer, ING
                                                                                                   Investments, LLC(2) (August
                                                                                                   1996 - August 2000).

JOSEPH M. O'DONNELL             Chief Compliance Officer        January 2005 - present             Chief Compliance Officer of
7337 East Doubletree Ranch Rd.                                                                     the ING Funds (November 2004
Scottsdale, Arizona 85258                                                                          - Present). Formerly, Vice
Age: 50                                                                                            President, Chief Legal
                                                                                                   Counsel, Chief Compliance
                                                                                                   Officer and Secretary of
                                                                                                   Atlas Securities, Inc.,
                                                                                                   Atlas Advisers, Inc. and
                                                                                                   Atlas Funds (October 2001 -
                                                                                                   October 2004); and Chief
                                                                                                   Operating Officer and
                                                                                                   General Counsel of Matthews
                                                                                                   International Capital
                                                                                                   Management LLC and Vice
                                                                                                   President and Secretary of
                                                                                                   Matthews International Funds
                                                                                                   (August 1999 - May 2001).

ROBERT S. NAKA                  Senior Vice President and       January 2005 - present             Senior Vice President and
7337 East Doubletree Ranch Rd.  Assistant Secretary                                                Assistant Secretary, ING
Scottsdale, Arizona 85258                                                                          Funds Services, LLC(3)
Age: 41                                                                                            (October 2001 - Present).
                                                                                                   Formerly, Senior Vice
                                                                                                   President ING Funds
                                                                                                   Services, LLC(3) (August
                                                                                                   1999 - October 2001).

KIMBERLY A. ANDERSON            Senior Vice President           January 2005 - present             Senior Vice President, ING
7337 East Doubletree Ranch Rd.                                                                     Investments, LLC(2) (October
Scottsdale, Arizona 85258                                                                          2003 - Present). Formerly,
Age: 37                                                                                            Vice President and Assistant
                                                                                                   Secretary, ING Investments,
                                                                                                   LLC(2) (October 2001 -
                                                                                                   October 2003); and Assistant
                                                                                                   Vice President, ING Funds
                                                                                                   Services, LLC(3) (November
                                                                                                   1999 - January 2001).

ROBYN L. ICHILOV                Vice President and Treasurer    January 2005 - present             Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                                     Services, LLC(3) (October
Scottsdale, Arizona 85258                                                                          2001 - Present) and ING
Age: 37                                                                                            Investments, LLC(2) (August
                                                                                                   1997 - Present).

LAUREN D. BENSINGER             Vice President                  January 2005 - present             Vice President and Chief
7337 East Doubletree Ranch Rd.                                                                     Compliance Officer, ING
Scottsdale, Arizona 85258                                                                          Funds Distributor, LLC(4)
Age: 51                                                                                            (July 1995 - Present); and
                                                                                                   Vice President, ING
                                                                                                   Investments, LLC(2)
                                                                                                   (February 1996 - Present).
                                                                                                   Formerly, Chief Compliance
                                                                                                   Officer, ING Investments,
                                                                                                   LLC(2) (October 2001-
                                                                                                   October 2004).

                                                                TERM OF OFFICE AND LENGTH OF TIME    PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS AND AGE        POSITIONS HELD WITH THE FUND                 SERVED (1)            DURING THE LAST FIVE YEARS
------------------------------  ------------------------------  ---------------------------------  ----------------------------
TODD MODIC                      Vice President                  January 2005 - present             Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                                     Services, LLC(3) (September
Scottsdale, Arizona 85258                                                                          2002 - Present). Formerly,
Age: 37                                                                                            Director of Financial
                                                                                                   Reporting, ING Investments,
                                                                                                   LLC(2) (March 2001 -
                                                                                                   September 2002); Director of
                                                                                                   Financial Reporting, Axient
                                                                                                   Communications, Inc. (May
                                                                                                   2000 - January 2001); and
                                                                                                   Director of Finance,
                                                                                                   Rural/Metro Corporation
                                                                                                   (March 1995 - May 2000).

MARIA M. ANDERSON               Vice President                  January 2005 - present             Vice President, ING Funds
7337 East Doubletree Ranch Rd.                                                                     Services, LLC(3) (September
Scottsdale, Arizona 85258                                                                          2004 - Present). Formerly,
Age: 46                                                                                            Assistant Vice President,
                                                                                                   ING Funds Services, LLC(3)
                                                                                                   (October 2001 - September
                                                                                                   2004); and Manager of Fund
                                                                                                   Accounting and Fund
                                                                                                   Compliance, ING Investments,
                                                                                                   LLC(2) (September 1999 -
                                                                                                   October 2001).

SUSAN P. KINENS                 Assistant Vice President        January 2005 - present             Assistant Vice President,
7337 East Doubletree Ranch Rd.                                                                     ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                                          (December 2002 - Present);
Age: 28                                                                                            and has held various other
                                                                                                   positions with ING Funds
                                                                                                   Services, LLC(3) for more
                                                                                                   than the last five years.

KIMBERLY K. PALMER              Assistant Vice President        January 2005 - present             Assistant Vice President,
7337 East Doubletree Ranch Rd.                                                                     ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                                          (August 2004 - Present).
Age: 47                                                                                            Formerly, Manager,
                                                                                                   Registration Statements, ING
                                                                                                   Funds Services, LLC(3) (May
                                                                                                   2003 - August 2004);
                                                                                                   Associate Partner, AMVESCAP
                                                                                                   PLC (October 2000 - May
                                                                                                   2003); and Director of
                                                                                                   Federal Filings and Blue Sky
                                                                                                   Filings, INVESCO Funds
                                                                                                   Group, Inc. (March 1994 -
                                                                                                   May 2003).

HUEY P. FALGOUT, JR.            Secretary                       January 2005 - present             Chief Counsel, ING Americas,
7337 East Doubletree Ranch Rd.                                                                     U.S. Legal Services
Scottsdale, Arizona 85258                                                                          (September 2003 - Present)
Age: 41                                                                                            Formerly, Counsel, ING
                                                                                                   Americas, U.S. Legal
                                                                                                   Services (November 2002 -
                                                                                                   September 2003); and
                                                                                                   Associate General Counsel of
                                                                                                   AIG American General
                                                                                                   (January 1999 - November
                                                                                                   2002).

THERESA K. KELETY               Assistant Secretary             January 2005 - present             Counsel, ING Americas, U.S.
7337 East Doubletree Ranch Rd.                                                                     Legal Services (April 2003 -
Scottsdale, Arizona 85258                                                                          Present). Formerly, Senior
Age: 42                                                                                            Associate with Shearman &
                                                                                                   Sterling (February 2000 -
                                                                                                   April 2003); and Associate
                                                                                                   with Sutherland Asbill &
                                                                                                   Brennan (1996 - February
                                                                                                   2000).

ROBIN R. NESBITT                Assistant Secretary             January 2005 - present             Supervisor, Board
7337 East Doubletree Ranch Rd.                                                                     Operations, ING Funds
Scottsdale, Arizona 85258                                                                          Services, LLC(3) (August
Age: 31                                                                                            2003 - Present). Formerly,
                                                                                                   Senior Legal Analyst, ING
                                                                                                   Funds Services, LLC(3)
                                                                                                   (August 2002 - August 2003);
                                                                                                   Associate,
                                                                                                   PricewaterhouseCoopers
                                                                                                   (January 2001 - August
                                                                                                   2001); and Paralegal,
                                                                                                   McManis, Faulkner & Morgan
                                                                                                   (May 2000 - December 2000).

----------
       (1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
       (2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
       (3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
       (4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD

FREQUENCY OF MEETINGS

       The Board expects to conduct regular meetings six (6) times a year. The Audit, Valuation and Proxy Voting and Investment Review Committees also expect to meet regularly four (4) times per year, respectively, and the remaining Committees shall meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

COMMITTEES

       An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two Independent Trustees and two Trustees who are "interested persons," as defined in the 1940 Act, of the Fund. The Executive Committee operates pursuant to a Charter approved by the Board. The following Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Patton serves as Chairman of the Committee.

       The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee operates pursuant to a Charter approved by the Board. The Audit Committee currently consists of four Independent Trustees:
Messrs. Earley, Kenny, Vincent and Putnam. Mr. Earley serves as Chairman of the Committee.

       The Board has a Valuation and Proxy Voting Committee (formerly, the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Fund for which market value quotations are not readily available and overseeing management's administration of proxy voting. The Valuation and Proxy Voting Committee operates pursuant to a Charter approved by the Board. The Valuation and Proxy Voting Committee currently consists of five Independent Trustees: Dr. Gitenstein and Messrs. May, Patton, Boyer and Wedemeyer. Mr. May serves as Chairman of the Committee.

       The Board has established a Nominating Committee for the purpose of, among other things, considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Nominating Committee operates pursuant to a Charter approved by the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

       The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for trustee should be submitted in writing to the Fund's Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

       The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, in connection with a shareholder meeting to elect trustees, any such submission must be delivered to the Fund's Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Funds with the SEC.

       The Nominating Committee consists of four Independent Trustees: Dr. Gitenstein and Messrs. Kenny, May and Wedemeyer. Dr. Gitenstein serves as Chairman of the Committee.

       The Board has established an Investment Review Committee to, among other things, monitor the investment performance of the Fund and make recommendations to the Board with respect to the Fund. The Investment Review Committee operates pursuant to a Charter approved by the Board. The Investment Review Committee for the international and fixed-income funds currently consists of five Independent Trustees and one Trustee who is an "interested person" as defined in the 1940 Act of the Fund: Dr. Gitenstein and Messrs. Patton, May, Boyer, McInerney and Wedemeyer. Mr. Wedemeyer serves as Chairman of the Investment Review Committee for the international and fixed-income funds.

       The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Fund. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee operates pursuant to a Charter approved by the Board. The Compliance Committee currently consists of three Independent Trustees: Messrs. Boyer, Earley and Patton. Mr. Boyer serves as Chairman of the Committee.

       The Board has established a Contracts Committee, whose primary function is to review all investment advisory, sub-advisory and all annually renewable agreements as well as make recommendations to the Board regarding the continuation of existing contractual relationships. The Contracts Committee is also responsible for recommending new contracts when additional funds are established or there is a change in an advisory relationship. The Contracts Committee operates pursuant to a Charter approved by the Board. The Contracts Committee currently consists of five Independent Trustees: Messrs. Boyer, May, Patton, Vincent and Wedemeyer. Mr. Vincent serves as Chairman of the Committee.

TRUSTEE OWNERSHIP OF SECURITIES

SHARE OWNERSHIP POLICY

       In order to further align the interests of the Independent Trustees with the Fund's shareholders, it is the policy of the Board that Independent Trustees should at all times own, beneficially, shares of one or more of the ING Funds for which such Independent Trustee serves as a Trustee. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

       Under this Policy, the initial value of investments in the ING Funds that are beneficially owned by a Trustee must equal at least $50,000. New Trustees shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy.

Set forth below is the dollar range of equity securities owned by each Trustee:

                                                             AGGREGATE DOLLAR RANGE OF EQUITY
                                                               SECURITIES IN ALL REGISTERED
                       DOLLAR RANGE OF EQUITY SECURITIES      INVESTMENT COMPANIES OVERSEEN BY
                         IN THE FUND AS OF DECEMBER 31,        TRUSTEE IN FAMILY OF INVESTMENT
    NAME OF TRUSTEE                  2004(1)                            COMPANIES
---------------------  ------------------------------------  ---------------------------------
John V. Boyer(2)                       N/A                                 N/A
J. Michael Earley                      N/A                         $50,000 - $100,000
R. Barbara Gitenstein                  N/A                          $10,000 - $50,000
Patrick W. Kenny(2)                    N/A                                 N/A
Walter H. May                          N/A                            Over $100,000
Jock Patton                            N/A                          $10,000 - $50,000
David W. C. Putnam                     N/A                            Over $100,000
Roger B. Vincent                       N/A                            Over $100,000
Richard A. Wedemeyer                   N/A                         $50,000 - $100,000

----------
 (1)  The Fund had not commenced operations as of December 31, 2004.
 (2) Commenced services as Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds.

                      TRUSTEES WHO ARE "INTERESTED PERSONS"

                                                              AGGREGATE DOLLAR RANGE OF
                                                               EQUITY SECURITIES IN ALL
                                                                REGISTERED INVESTMENT
                               DOLLAR RANGE OF EQUITY           COMPANIES OVERSEEN BY
                           SECURITIES IN THE FUND AS OF          TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE              DECEMBER 31, 2004(1)              INVESTMENT COMPANIES
---------------------  ------------------------------------   -------------------------
Thomas J. McInerney                   N/A                             Over $100,000
John G. Turner                        N/A                             Over $100,000

----------
 (1)  The Fund had not commenced operations as of December 31, 2004.

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

       Set forth in the table below is information regarding each Independent Trustee's (and his or her immediate family members') share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies) as of December 31, 2004.

                            NAME OF
                          OWNERS AND
       NAME OF          RELATIONSHIP TO                            VALUE OF    PERCENTAGE OF
       TRUSTEE              TRUSTEE      COMPANY  TITLE OF CLASS  SECURITIES       CLASS
---------------------   ---------------  -------  --------------  ----------  ---------------
John V. Boyer(1)              N/A          N/A            N/A         $ 0           N/A
J. Michael Earley             N/A          N/A            N/A         $ 0           N/A
R. Barbara Gitenstein         N/A          N/A            N/A         $ 0           N/A
Patrick W. Kenny(1)           N/A          N/A            N/A         $ 0           N/A
Walter H. May                 N/A          N/A            N/A         $ 0           N/A
Jock Patton                   N/A          N/A            N/A         $ 0           N/A
David W. C. Putnam            N/A          N/A            N/A         $ 0           N/A
Roger B. Vincent              N/A          N/A            N/A         $ 0           N/A
Richard A. Wedemeyer          N/A          N/A            N/A         $ 0           N/A


----------
(1) Commenced services as Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds.

COMPENSATION OF TRUSTEES

       Each Fund pays each Trustee who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, Vincent, May, Boyer, Wedemeyer and Dr. Gitenstein, as Chairpersons of committees of the Board, each receives an additional annual retainer of $30,000, $20,000, $10,000, $10,000, $20,000 and $2,500(1),
respectively. Additionally, as Chairperson of the Investment Review and Contract Committees, Mr. Vincent receives an additional retainer of $20,000 and $15,000, repesctively); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The PRO RATA share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the investment adviser or its affiliates, Directed Services, Inc. and ING Life Insurance and Annuity Company, for which the Trustees serve in common as Trustees/Directors.

       The following table sets forth estimated information that the Fund expects to pay Trustees for the fiscal year ending February 28, 2006 and the aggregate compensation paid by the ING Complex of Funds for the fiscal year ended February 29, 2005. Officers of the Fund and Trustees who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by the Adviser or Sub-Adviser.

----------
(1) The Chariperson for the Nominationg Committee is paid on a quaterly basis and only if the Nominating Committee has heen active for the quarter. The compensation per quarter to the Chairperson is $625, which if the Nominating Committee has been for all four quarters will result in the Chairperson receiving the full annual retainer of $2,500.

                               COMPENSATION TABLE

                                                                PENSION OR
                                                                RETIREMENT              ESTIMATED      TOTAL COMPENSATION
                                           AGGREGATE         BENEFITS ACCRUED       ANNUAL BENEFITS     FROM FUND AND FUND
                                         COMPENSATION         AS PART OF FUND             UPON           COMPLEX  PAID TO
          NAME OF TRUSTEE                 FROM FUND(1)            EXPENSES            RETIREMENT(2)         TRUSTEES(3)
------------------------------------  -------------------  ---------------------  -------------------  -------------------
    John V. Boyer, Trustee (4)              $  1,370                  N/A                  N/A              $   92,625
    J. Michael Earley, Trustee              $  1,300                  N/A                  N/A              $  106,000
   Patrick W. Kenny, Trustee (4)            $  1,075                  N/A                  N/A              $   75,625
      Walter H. May, Trustee                $  1,840                  N/A                  N/A              $  123,000
 Thomas J. McInerney, Trustee (5)                N/A                  N/A                  N/A                     N/A
       Jock Patton, Trustee                 $  1,790                  N/A                  N/A              $  129,000
    David W.C. Putnam, Trustee              $  1,430                  N/A                  N/A              $   92,000
    John G. Turner, Trustee (5)                  N/A                  N/A                  N/A                     N/A
   Richard A. Wedemeyer, Trustee            $  1,560                  N/A                  N/A              $  118,000
      Roger Vincent, Trustee                $  1,560                  N/A                  N/A              $  118,000
    Barbara Gitenstein, Trustee             $  1,470                  N/A                  N/A              $   97,000

----------

(1) The Fund had not commenced operations as of the date of this SAI and therefore, did not pay any compensation to any Trustees during the fiscal year ended February 28, 2005. The compensation presented in the table is estimated for the fiscal year ending February 28, 2006.

(2) The Fund has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.
(3) Represents compensation from 122 funds (total in complex as of February 28, 2005). Does not include Funds that are a series of ING Partners, Inc., except for Messrs. Boyer and Kenny.
(4) Commenced services as Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the board of directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. board of directors was unified with the boards of the other Funds in the ING Complex of Funds. The compensation reflected is that of the fees paid by ING Partners, Inc. in 2004.
(5) "Interested person," as defined in the 1940 Act, of the Company because of the affiliation with ING Groep, the parent corporation of the Investment Adviser, the Distributor and the Administrator. Officers and Trustees who are interested persons do not receive any compensation from the Funds.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

       Prior to the public offering of Common Shares, ING Investments purchased Common Shares from the Fund in an amount sufficient to satisfy the net worth requirements of Section 14(a) of the 1940 Act. ING Investments owns 100% of the outstanding Common Shares. ING Investments may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the Offering.

                     INVESTMENT ADVISORY AND OTHER SERVICES

       ING Investments, LLC ("ING Investments" or "Investment Adviser") is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Trustees of the Fund, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to the Sub-Adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

       ING Investments serves pursuant to an investment management agreement between ING Investments and the Fund ("Investment Management Agreement"). The Investment Management Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services of the Fund. Pursuant to a sub-advisory agreement, ING Investments has delegated certain management responsibilities to ING Investment Management Advisors B.V. ("IIMA" or "Sub-Adviser") ("Sub-Adviser Agreement").

       The Investment Adviser has also retained ING Investment Management Co. ING Investment Management Co., ("ING IM" or "Consultant"), a Connecticut corporation that is an indirect, wholly-owned subsidiary of ING Groep N.V., to provide certain consulting services for the Investment Adviser. These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Adviser and/or Sub-Adviser with respect to the Fund's level and/or managed distribution policy. For its services, the Consultant will receive a consultancy fee from ING Investments. No fee will be paid by the Fund directly to the Consultant.

       The Investment Management Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The Investment Management Agreement provides that ING Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

       After an initial term of two years, both the Investment Management Agreement and the Sub-Adviser Agreement continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) by vote cast in person at a meeting called for the purpose of voting on such approval.

       In considering the approval of the Investment Management Agreement and the Sub-Adviser Agreement for the Fund, the Board considered, among others, the following factors: (1) ING Investments provides high quality management services to the ING Funds and has a strong reputation within the industry; (2) ING Investments is an experienced manager-of-managers overseeing sub-advisers; (3) ING Investments and IIMA have strong records in dedicating resources to their compliance capabilities, as demonstrated by, among other things, their respective policies and procedures designed to prevent violations of the federal securities laws; (4) ING Investments and IIMA have the desire and ability to fill a product gap in the ING mutual funds closed-end fund offerings, the complement of the Fund to the existing line-up of ING Funds and the potential for the interest generated by the Fund to contribute to additional sales in the corresponding ING Global Equity Dividend Fund; (5) ING Investments has agreed to waive its advisory fees through years 1 through 5 so that the Fund's estimated total expenses are within the median expenses of its selected peer group of closed end funds; (6) ING Investments will phase out the expense cap waiver beginning in the Fund's sixth year of operations, declining by .05% until the cap is eliminated in the ninth year, which will correspond to an increase in the fees paid to the Sub-Adviser and paid for consulting; (7) ING Investments has agreed to (a) cap offering expenses paid by the Fund at $0.04 per share, (b) pay out of its own funds an additional fee on assets sold to certain selling syndicate members, and (c) pay a research and consultancy fee on behalf of the Fund; (8) ING Investments and its affiliates expect to incur a loss during the first year of Fund operations; and (9) the ING Funds complex and ING Investments will benefit by increased assets by expanding the lines of investment products.

       In its discussions regarding the Investment Management and Sub-Adviser Agreements, the Board, including the Non-Interested Trustees, did not identify any single factor as all-important or controlling. The Board determined, among other things, that: (1) the management fee payable to ING by the Fund is competitive with that of its selected peer group; (2) the expense ratio for the Fund is competitive with that of its selected peer group; and (3) given the risk in starting up the proposed Fund and that the Fund will not, as a routine matter, continually issue additional shares, the proposed advisory fee appears to be fair and reflect any economies of scale that ING seeks to achieve.

       In reviewing the Sub-Adviser Agreement with IIMA, the Board also considered, among others, the following factors: (1) ING Investments recommends the appointment of IIMA as Sub-Adviser to the Fund; (2) IIMA has strong experience in managing global equity dividend and covered call options strategies and has managed the ING Global Equity Dividend Fund in substantially the same manner as global equity dividend portion of the Fund's portfolio will be managed; (3) the IIMA investment personnel have depth and substantial experience to manage the proposed Fund, as well as sound methodologies and resources; (4) IIMA manages other global equity dividend accounts in a style substantially similar to that in which the Fund would be managed that have achieved Morningstar 5 Star ratings and Standard & Poor's AA ratings for both quantitative and qualitative criteria; (5) similar accounts managed by IIMA with comparable investment objectives and strategies to the Fund, including comparisons of IIMA's global equity dividend strategy against its selected peer group, have strong prior performance as compared to the Lipper Global Fund Category Average, the Morningstar World Stock Fund Category Average, and the MSCI World Index; (6) the ING Funds and ING will benefit by expanding their existing relationship with IIMA; (7) the compensation under the Sub-Adviser Agreement appears to be fair in light of the service to be provided and the expected profitability of ING Investments, as the Fund's Investment Adviser; (8) IIMA's proposed fees are not comparable to those of any of its other clients due to regulatory and geographic differences; (9) ING Investments will pay IIMA and not the Fund; and (10) IIMA has implemented an effective compliance program, including policies with respect to trade allocation and brokerage practices, as well as procedures intended to assure compliance with the federal securities laws. The Board also reviewed the Sub-Adviser's procedures for selecting brokers to execute portfolio transactions for the Fund. More specifically, the Board reviewed the factors that the Sub-Adviser will consider prior to selecting a broker to execute portfolio transactions. One such factor is the Sub-Adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, the benefits from using an affiliated broker, the extent to which efforts would be made to recapture transaction costs, and the existence of quality controls applicable to the Fund's portfolios. Finally, the Board reviewed the Sub-Adviser's method for allocating portfolio opportunities among its other advisory clients.

       Based upon its review, the Board determined that the Investment Management Agreement and the Sub-Adviser Agreement are in the best interest of the Fund and its shareholders and that the fees payable under each advisory arrangement are fair and reasonable.

       The Investment Management Agreement and the Sub-Adviser Agreement are both terminable without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon notice given by ING Investments. The Investment Management Agreement and the Sub-Adviser Agreement both provide for automatic termination in the event of their "assignment" (as defined in the 1940 Act). ING Investments remains responsible for providing general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund's assets, and, subject to the review and approval of the Board, will among other things: (i) set the Fund's overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the Sub-Adviser complies with the Fund's investment objectives, strategies and restrictions.

       As of January 31, 2005, ING Investments had over $34 billion of assets under management.

INVESTMENT ADVISORY FEES

       ING Investments bears the expense of providing its services to the Fund, and it also pays the fees of the Sub-Adviser. For its services, the Fund pays ING Investments an annual fee, payable monthly in arrears, in an amount equal to 1.05% of the Fund's average daily managed assets. Managed assets include assets acquired through the Fund's use of leverage, if any.

       For the first five years of the Fund's existence, ING Investments will waive 0.20% of the annual fee. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year.

SUB-ADVISER AGREEMENT

       ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Adviser, and executive salaries and expenses of the Trustees and officers of the Fund who are employees of ING Investments or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Adviser Agreement.

       The Sub-Adviser Agreement may be terminated upon written notice without payment of any penalty by ING Investments, the Trustees on behalf of the Fund or the shareholders of the

Fund. Otherwise, after an initial term of two years, the Sub-Adviser Agreement will remain in effect from year to year, subject to the annual approval of the Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees on behalf of the Fund who are not parties to a Sub-Adviser Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

       Pursuant to the Sub-Adviser Agreement dated March 28, 2005, between ING Investments and IIMA, IIMA serves as the sub-adviser to the Fund. In this capacity, IIMA, subject to the supervision and control of ING Investments and the Trustees of the Fund on behalf of the Fund, provides investment advice for the Fund's investments, including its investments in dividend yielding common stocks and the Fund's covered call writing strategy, consistent with the Fund's investment objectives, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time.

       As compensation to the Sub-Adviser for its services to the Fund, ING Investments pays the sub-adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily managed assets managed during the month:

SUB-ADVISER                ANNUAL SUB-ADVISORY FEE(1)
-----------     ------------------------------------------------
   IIMA         0.69% of the Fund's average daily managed assets

----------
(1) For the first five years of the Fund's existence, IIMA will receive 0.57% of the Fund's average daily managed assets. Beginning in the sixth year, the fee paid to IIMA will increase each year by 0.03% until it reaches 0.69% in the ninth year.


OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of March 22, 2005.

                    REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                    COMPANIES                      VEHICLES                       OTHER ACCOUNTS
                    ------------------------------ ------------------------------ -----------------------------
     PORTFOLIO      NUMBER OF       TOTAL ASSETS   NUMBER OF      TOTAL ASSETS    NUMBER OF      TOTAL ASSETS
      MANAGER       ACCOUNTS        (IN BILLIONS)  ACCOUNTS       (IN BILLIONS)   ACCOUNTS       (IN BILLIONS)
------------------- --------------- -------------- -------------- --------------- -------------- --------------
Jorik van den Bos         1            $0.073b         13(1)          $5.59b            0             N/A
Joost de Graaf            1            $0.073b         13(1)          $5.59b            0             N/A

                    REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                    COMPANIES                      VEHICLES                       OTHER ACCOUNTS
                    ------------------------------ ------------------------------ -----------------------------
     PORTFOLIO      NUMBER OF       TOTAL ASSETS   NUMBER OF      TOTAL ASSETS    NUMBER OF      TOTAL ASSETS
      MANAGER       ACCOUNTS        (IN BILLIONS)  ACCOUNTS       (IN BILLIONS)   ACCOUNTS       (IN BILLIONS)
------------------- --------------- -------------- -------------- --------------- -------------- --------------
JorisFranssen             1            $0.073b         13(1)          $5.59b            0             N/A
Leonard Stehouwer         0              N/A            29            $1.4b             0             N/A
Frank Van Etten           0              N/A            29            $1.4b             0             N/A
Willem Van Dommelen       0              N/A            29            $1.4b             0             N/A

(1) Only one of these Accounts with Total Assets of $35.4 million has an advisory fee that is based on the performance of the Account.

POTENTIAL CONFLICTS OF INTEREST

     IIMA's investment teams are responsible for managing and executing trades on behalf of multiple clients including other registered funds, legal entities, other accounts including proprietary accounts, separate accounts and other pooled investment vehicles which are offered to non-U.S. persons. An investment team may manage a portfolio or separate account, which may have materially higher fee arrangements than the Fund and may also have a performance based fee. The management of multiple Funds and/or other accounts may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. IIMA has adopted compliance procedures which are designed to address these types of conflicts.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

     Compensation consists of (a) a fixed base salary; (b) bonus based on IIMA's performance, consisting of one-year, pre-tax performance of the accounts for which the portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups (see below), and revenue growth of the accounts for which they are responsible; and (c) long-term equity awards tied to the performance of the Sub-Adviser's parent company, ING Groep.

     Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the IIMA annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both index and manager relative performance in all areas. Relevant indices include the MSCI World Index and the MSCI Europe Index. Relevant peer groups include Morningstar global equity funds in the Netherlands and the rest of Europe. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over a one year period. The overall IIMA scorecards are calculated based on an asset weighted aggregation of the individual team scorecards.

     Investment professionals' performance measures for bonus determinations are weighted with 25% of the weight attributable to the overall IIMA performance and 75% attributable to specific team results. For the specific team results, one-third is based on qualitative evaluation, and two-thirds based on quantitative results (i.e. relative performance).

     The Portfolio Managers participate in ING's Pension, Retirement and Option plans, which do not discriminate in favor of portfolio managers or a group of employees that includes portfolio managers and are available generally to all salaried employees.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of March 22, 2005, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

                                            DOLLAR RANGE OF
PORTFOLIO MANAGER                           FUND SHARES OWNED
-----------------                           -----------------
Jorik van den Bos                           None
Joost de Graaf                              None
Joris Franssen                              None
Leonard Stehouwer                           None
Frank Van Etten                             None
Willem Van Dommelen                         None

PROXY VOTING PROCEDURES

       The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to ING Investments the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest between the Fund's shareholders and the Fund's investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or its principal underwriter. In delegating voting authority to ING Investments, the Board has also approved ING Investments' proxy voting procedures, which require ING Investments to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Fund's proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of ING Investments, is attached hereto as Appendix A. No later than August 31 of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30 is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database, available on the SEC's website at (www.sec.gov).

ADMINISTRATION

       ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for the Fund, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct the Fund's business, except for those services performed by ING Investments under the Investment Management Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for monitoring the Fund in compliance with applicable legal requirements and with the investment policies and restrictions of the Fund, and provides office space for the Fund. ING Funds Services also serves as Shareholder Services Representative for the Fund. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. The Administrator is an affiliate of the Adviser and the Sub-Adviser. ING Funds Services receives an annual administration fee equal to 0.10% of the Fund's average daily managed assets.

       The Administration Agreement may be cancelled by the Fund, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days' written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days' written notice to the Fund.

OTHER EXPENSES

       Other expenses borne by the Fund include, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents and custodians; the expense of obtaining quotations for calculating the Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale or repurchase of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Fund who are not employees of ING Investments or the Sub-Adviser, or their affiliates, and the fees and expenses of counsel, accountants, or consultants engaged by such Trustees; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.


CODE OF ETHICS

       Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, as amended, the Fund and ING Investments have each adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear many security transactions with the Fund's Compliance Department and to report all transactions on a regular basis. The Sub-Adviser has adopted its own Codes of Ethics to govern the personal trading activities of its personnel.

                             PORTFOLIO TRANSACTIONS

       As of the date of this SAI, the Fund had not commenced operations and therefore has not engaged in any portfolio transactions or paid any brokerage commissions.

       The Investment Management Agreement or the Sub-Adviser Agreement authorizes ING Investments or IIMA to select the brokers or dealers that will execute the purchase and sale of investment securities for the Fund. In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement or the Sub-Adviser Agreement, ING Investments or IIMA determines, subject to the instructions of and review by the Board, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of Adviser or the Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

       In placing portfolio transactions, ING Investments or IIMA are required to use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities and other factors. The Adviser or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commission recapture payments benefit the Fund, and the Adviser or Sub-Adviser.

       In selecting a broker-dealer, ING Investments or IIMA will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. The Adviser or the Sub-Adviser may also take into account the quality of research and related services that can be provided by a broker-dealer, provided that the Adviser or Sub-Adviser makes a good faith determination that the commission paid by the Fund to the broker-dealer is reasonable in light of the research and other products or services the broker-dealer provides. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), ING Investments or IIMA may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to ING Investments or IIMA commissions for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

       For many years, it has been a common practice for investment managers to receive research services from broker-dealers that execute portfolio transaction for the clients of the managers. This research can assist an investment manager in rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases and equipment to retrieve such data, credit rating services, brokerage analysts earning estimates, computerized links to current market data, hardware and software dedicated to research, and portfolio modeling. Consistent with this practice, the Adviser or Sub-Adviser may receive research services from broker-dealers with which the Adviser or Sub-Adviser places the Fund's securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and the Adviser or Sub-Adviser does not bear the expense of these services if provided by a broker-dealer that executes trades for the Fund, and the advisory fee paid to the Adviser or sub-advisory fee paid to the Sub-Adviser is not reduced because of the receipt of research services received in this fashion. Some of the services may be of value to the Adviser or the Sub-Adviser in advising the Fund and other clients, although not all of the research services received by the Adviser or Sub-Adviser will necessarily be useful and of value in managing the particular Fund. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by the Adviser or Sub-Adviser for the execution of securities transactions for the Fund. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these services, provided that the amount of such commission has been determined in good faith by the Adviser or Sub-Advisers to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

       Portfolio transactions may be executed by brokers affiliated with ING Groep or the Adviser or Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD").

       Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund may hold. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided research or other services as mentioned above.

       Some securities considered for investment by the Fund may also be appropriate for other clients served by the Fund's Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by ING Investments or IIMA is considered at or about the same time, transactions in such securities will be allocated among the Fund and ING Investment's or IIMA's other clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. ING Investments has adopted policies and procedures designed to allocate trades to all participating client accounts in a fair and equitable manner. Trades will generally be allocated PRO RATA among the participating client accounts based on the size of each account's original order. ING Investments may allocate on a basis other than PRO RATA, if, under the circumstances, such other method of allocation is reasonable and does not result in improper or undisclosed advantage or disadvantage to other managed accounts. The various allocation methods used by ING Investments or IIMA, and the results of such allocations, are subject to periodic review by the Board. To the extent the Fund and other clients seek to acquire the same security at the same time, the Fund and/or one or more of the other clients may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

       Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

       In purchasing and selling fixed income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While ING generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

       The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

                        DETERMINATION OF NET ASSET VALUE

       As noted in the Prospectus, the net asset value ("NAV") of the Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund will not be priced on these days.

       Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The long-term debt obligations held in the Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

       Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

       The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the U.S. is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund's valuation). Foreign securities markets may close before the Fund determines its NAV. European, Asian, Latin American or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or sell shares of the Fund.

       If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund's valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters and political and other events.

       Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations recommended by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV.

       Quotations of foreign securities denominated in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at 4:00 p.m. London time.

       Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes, (2) industry models with objective inputs, or
(3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as "Black Scholes." Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

       The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

                           DIVIDEND REINVESTMENT PLAN

       As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional Common Shares of the Fund at the then current NAV, with no sales charge. The Fund's management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with the Transfer Agent to have all income dividends and capital gains distributions that are declared by the Fund automatically reinvested for the account of each shareholder, unless the shareholder has elected otherwise.

       A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional Common Shares at NAV in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid in cash.

                           REPURCHASE OF COMMON SHARES

       The Fund is a closed-end management investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any market discount.

       Notwithstanding the foregoing, at any time when Preferred Shares of the Fund are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accumulated Preferred Shares dividends due have been paid and (2) after giving effect to such purchase, redemption or acquisition, the total value of the Fund's portfolio (less liabilities not constituting senior securities) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon) plus any outstanding borrowings. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

       Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the 1934 Act, the 1940 Act and the rules and regulations thereunder.

       Although the decision to take action in response to a discount from NAV will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if:
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the U.S., or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

       The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

       In addition, a purchase by the Fund of its Common Shares will decrease the Fund's managed assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

       If the Common Shares of the Fund trade below NAV, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations, before deciding whether to take any action. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                               TAX CONSIDERATIONS

       The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Code, Treasury Regulations issued thereunder and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUND

       The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

       Specifically to qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things:

              (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and

              (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and investments in other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

       The Fund intends to distribute to its shareholders all or substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of
(1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement, but reserves the right to distribute less than the full amount and thus pay any resulting excise tax or corporate income tax.

       If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

TAXATION OF SHAREHOLDERS

       Dividends out of the Fund's "investment company taxable income" (which includes dividends the Fund receives, interest income, and net short-term capital gain) will generally be taxable as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Common Shares, except as described below with respect to "qualified dividend income." Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

       Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Tax Act"), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder with respect to his or her Common Shares and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from U.S. corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally applies to taxable years beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

       The Fund will also be able to designate a portion of its distributions as being eligible for the corporate dividends received deduction to the extent that the Fund derives dividend income from stock in U.S. corporations, provided that the Fund also satisfies certain holding period and other requirements with respect to such stock. A corporate shareholder of the Fund would also need to satisfy certain holding period requirements with respect to Fund shares in order to qualify for any corporate dividends received deduction.

       There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as long-term capital gains. There can also be no assurance as to what portion of the Fund's distributions will qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction. To the extent that the Fund derives net short-term capital gains from its investment activities, distributions of such gains would be taxed as ordinary income. Further, certain of the Fund's option writing strategies and securities lending activities could reduce the amount of the Fund's distributions that may qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction.

       The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

       Common Shareholders receiving dividends or distributions in the form of additional Common Shares pursuant to the Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to (i) the fair market value of any new shares issued to the Common Shareholder by the Fund, and (ii) if shares are trading below net asset value, the cash allocated to the Common Shareholder for the purchase of shares on its behalf, and such Common Shareholder will have a cost basis in the Common Shares received equal to such foregoing amount. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

       Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's NAV also reflects unrealized losses.

       Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

       The IRS' position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and any preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of any preferred shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

       The Fund may retain for investment part or all of its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

       If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

TAX ASPECTS OF SALES OF FUND SHARES

       Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. As discussed above, the Tax Act reduced the maximum tax rate on long-term capital gains for individual investors from 20% to 15%. Without further legislative change, the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.

       Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

       Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

TAXATION OF FUND INVESTMENTS

       Although the Fund will generally not be subject to tax, as discussed above, the tax treatment of the Fund's investments will affect the timing and tax character of the Fund's distributions.

       The taxation of equity options that the Fund expects to write is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

       With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

       The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC. In particular, the Fund expects to write call options with respect to certain securities held by the Fund. Depending on whether such options are exercised or lapse, or whether the securities or options are sold, the existence of these options will affect the amount and timing of the recognition of income and whether the income qualifies as long-term capital gain.

       Further, the Fund's transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment,
(iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

       In most cases, net gains from the Fund's option strategy are expected to be short-term capital gains, that would be taxable as ordinary income when distributed to shareholders.

       In the case of Fund transactions in so-called "Section 1256 Contracts," such as many listed index options and any listed non-equity options, Code
Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to generally be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts.

       The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may write call options on portfolio securities that are "qualified covered calls" that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not "deep-in-the-money" as defined in the Code. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

       The Fund's investment in any zero coupon, payment in kind and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

       Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

       Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

       Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the U.S., however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign issuers, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and (3)could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. An individual who has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required.

       The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

       If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain--which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax--even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements. The Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

       Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

       The Fund may invest in securities the federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

BACKUP WITHHOLDING

       Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Service as well as shareholders with respect to whom the Fund has received certain information from the Service or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a current rate of 28%. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's federal income tax liability, if any, provided that the required information is furnished to the Service.

REPORTABLE LOSSES

       Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

FOREIGN SHAREHOLDERS

       Taxation of a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Subject to certain limitations and the receipt of further guidance from the Treasury, dividends paid to certain foreign shareholders may be exempt from withholding of U.S. tax through 2007 to the extent such dividends are attributable to qualified interest or net short-term capital gains. There can be no assurance as to the amount, if any, of such dividends that would not be subject to witholding.

                               GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

       The authorized capital of the Fund is an unlimited number of Common Shares of beneficial interest. Holders of shares of the Fund have one vote for each share held. All shares when issued are fully paid, non-redeemable and non-assessable by the Fund, except that the Trustees shall have the power to cause shareholders to pay directly for charges of the Fund's custodian or transfer, shareholder servicing or similar agent, by setting off such charges due from shareholders from declared but unpaid dividends owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. There will be annual meetings of shareholders for the purpose of electing Trustees. Shareholders may, in accordance with the Fund's charter, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not fewer than 10% of the outstanding Common Shares of the Fund.

       Certificates representing shares of the Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

       The Board may create additional classes or series of preferred shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Fund by written notice to shareholders of such series or class. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

       The cash and securities owned by the Fund are held by The Bank of New York, 101 Barclay Street (11E), New York, New York 10286, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund's portfolio securities.

LEGAL COUNSEL

       Legal matters for the Fund are passed upon by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006. Matters of Delaware law are passed upon by Richards, Layton & Finger, P.A., Wilmington, Delaware.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       KPMG LLP has been appointed as independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC. KPMG LLP is located at 355 South Grand Avenue, Los Angeles, CA 90071.

OTHER INFORMATION

       A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the Commission. Additionally, the Registration Statement may be accessed at no cost by visiting the SEC's Internet website at http://www.sec.gov.

                              FINANCIAL STATEMENTS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
ING Global Equity Dividend and Premium Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, of the ING Global Equity Dividend and Premium Opportunity Fund, as of March 17, 2005, and the related statement of operations for the day then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with auditing standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the ING Global Equity Dividend and Premium Opportunity Fund as of March 17, 2005, and the results of its operations for the day then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP


Los Angeles, California
March 21, 2005

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
AS OF MARCH 17, 2005

ASSETS:

Cash                                                           $       100,000
Deferred offering costs                                              1,500,000
Receivable from Adviser                                                108,000
                                                               ---------------
     Total assets                                                    1,708,000
                                                               ---------------

LIABILITIES:

Accrued offering costs                                               1,500,000
Accrued organizational costs                                           108,000
                                                               ---------------
     Total liabilities                                               1,608,000
                                                               ---------------

Preferred shares (no shares issued or outstanding,                          --
     unlimited shares authorized)

Net assets                                                     $       100,000
                                                               ===============

NET ASSET VALUE PER COMMON SHARE
     OUTSTANDING ($.01 par value; 5,000 shares of
     beneficial interest issued and outstanding, unlimited
     shares authorized)                                        $         20.00

                 See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
STATEMENT OF OPERATIONS
FOR THE DAY ENDED MARCH 17, 2005

INVESTMENT INCOME:

                                                               $            --
                                                               ---------------
     Total investment income                                                --
                                                               ---------------

EXPENSES:

Accrued organizational costs                                           108,000
                                                               ---------------
Expense reimbursement                                                 (108,000)
                                                               ---------------
     Total expenses                                                         --
                                                               ---------------

Net Investment Income                                          $            --
                                                               ===============

                 See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS AS OF MARCH 17, 2005

NOTE 1 -- ORGANIZATION

ING Global Equity Dividend and Premium Opportunity Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund was originally organized as a Delaware statutory trust on April 1, 2004 with initial capital contributed on March 17, 2005. As a newly organized entity, the Fund has had no operations other than its organization and the sale and issuance of 5000 shares of common stock at an aggregate purchase price of $100,000 to ING Investments, LLC (the "Investment Adviser"). The Funds declaration of Trust provides for two classes of shares consisting of (i) a class of common shares, par value $0.01 per share, and (ii) a class of preferred shares which may be divided into one or more series of Preferred Shares and with such par value as may be authorized from time to time by the Trustees.

Management of the Fund intends to file a registration to offer common shares of the Fund for public sale. The Fund will invest in global dividend yielding equities and utilize option strategies consisting of writing covered calls and purchasing puts.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 -- AGREEMENTS

The Fund intends to enter into an investment advisory agreement (the "Advisory Agreement") with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of the Fund's board of directors will provide investment advisory services to the Fund. For providing these services, the Investment Adviser will receive a fee from the Fund, of 1.05% of the Managed Assets, subject to an agreement to waive 20 basis points of the investment management fee in each of years 1-5, 15 basis points in year 6, 10 basis points in year 7 and 5 basis points in year 8. For the purposes of the Advisory Agreement, "Managed Assets" are defined as the Fund's average daily gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares).

The Investment Adviser intends to engage ING Investment Management Advisors B.V. ("IIMA") as the sub-adviser of the Fund.

The Fund intends to engage ING Funds Services, LLC (the "Administrator") to perform administrative services to the Fund for which it will be paid 0.10% of the average daily net assets.

The Investment Adviser will pay out of its own funds an additional fee on assets sold to certain selling syndicate members. The additional amounts may vary by syndicate member and will be negotiated upon their selection. Those syndicate members will have agreed to provide certain after-market services to the Fund designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The fee is typically either a one-time up-front fee in the range of 1% of assets sold by the individual syndicate member, or a per annum fee of approximately 0.15% on assets sold.


ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS AS OF MARCH 17, 2005 (CONTINUED)

NOTE 4 -- ORGANIZATIONAL AND OFFERING EXPENSES

A portion of the net proceeds of the proposed public offering will be used to pay for the offering costs and organizational expenses. Offering costs will be charged against the proceeds from the offering when received. Organizational expenses will be treated as an expense as incurred and are currently estimated to be $108,000.

Organization costs recorded in the accompanying financial statements as well as offering costs which have been incurred and are deferred pending the receipt of proceeds from the proposed offering reflect management's best estimate and are subject to change upon the completion of the offering and conclusion of the organization process. In the event the public offering does not occur, the Fund will not be able to pay the expenses. The Investment Adviser has also committed to bear all organizational and offering costs incurred by the Fund which exceed $0.04 per common share.

NOTE 5  -- FEDERAL INCOME TAXES

The Fund intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, intends to make the requisite distributions to its stockholders, which will relieve it from federal income or excise taxes. Therefore, no provision has been recorded for federal income or excise taxes.

                                   APPENDIX A

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES

I.     INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors2 of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.    VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser (the "Adviser Procedures") are attached hereto as EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.   DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.    APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.     VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

       B.     Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

       The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

              1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

              In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines votes.

              2.     NON-VOTES: Votes in Which No Action is Taken

              The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

              Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

              Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

              3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

              If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

              If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).

              If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

              4.     Referrals to a Fund's Valuation and Proxy Voting Committee

              A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

              The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

              The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

                                    EXHIBIT 2
                                     to the
                                    ING Funds
                             Proxy Voting Procedures

                              ING Investments, LLC,
                             Directed Services, Inc.
                                       and
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES

I.     INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.    ROLES AND RESPONSIBILITIES

       A.     Proxy Coordinator

       The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration, the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

       Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

       Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

       B.     Agent

       An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

       The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation and Proxy Voting Committee ("Committee").

       The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

       Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

       C.     Proxy Group

       The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

       A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.

       A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures.

       For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

       If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

       If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

       The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

       D.     Investment Professionals

       The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

VOTING PROCEDURES

          A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

       C.     Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

              1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

              In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines votes.

              2.     NON-VOTES: Votes in Which No Action is Taken

              The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

              Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

              Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

              3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

              If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

              4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

III.   ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

       A.     Assessment of the Agent

              The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

              Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

       B.     Conflicts of Interest

              The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

              In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

              For all matters for which the Proxy Group recommends an Out-of-Guidelines vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

              The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.     REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     to the
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                          TITLE OR AFFILIATION
Stanley D. Vyner            Chief Investment Risk Officer and Executive Vice President of ING
                            Investments, LLC

Karla J. Bos                Proxy Coordinator for the ING Funds and Manager - Special Projects, ING
                            Funds Services, LLC

Maria Anderson              Vice President of Fund Compliance, ING Funds Services, LLC

Michael J. Roland           Executive Vice President and Chief Financial Officer of ING Investments,
                            LLC; Vice President, ING Life Insurance and Annuity Company; and
                            Assistant Secretary, Directed Services, Inc.

Todd Modic                  Vice President of Financial Reporting - Fund Accounting of ING Funds
                            Services, LLC

Theresa K. Kelety, Esq.     Counsel, ING Americas US Legal Services

Effective as of April 21, 2004

                                    EXHIBIT 3
                                     to the
                        ING Funds Proxy Voting Procedures

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

I.     INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

GUIDELINES

       The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES

       It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

       In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

       Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

       Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

       The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

       Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.


THE BOARD OF DIRECTORS Voting on Director Nominees in Uncontested Elections Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75% of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee who has failed to remove restrictive (dead-hand, slow-hand, no-hand) features from a poison pill only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect" or other form of excessive executive compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee, provided that such nominees served on the board during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence.

Consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence.

Consider nominees who sit on more than six public company boards on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE
Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.
Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors. Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.
Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (E.G., responsibilities of the lead director).
Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein. Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

Stock Ownership Requirements
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:
       (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
       (2)    Only if the director's legal expenses would be covered.

Proxy Contests
These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

AUDITORS
RATIFYING AUDITORS
Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

AUDITOR INDEPENDENCE
GENERALLY, VOTE AGAINST SHAREHOLDER PROPOSALS ASKING COMPANIES TO PROHIBIT THEIR AUDITORS FROM ENGAGING IN NON-AUDIT SERVICES (OR CAPPING THE LEVEL OF NON-AUDIT SERVICES).

AUDIT FIRM ROTATION:
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Proxy Contest Defenses
Board Structure: Staggered vs. Annual Elections
Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors
Generally, vote AGAINST proposals that provide that directors may be removed only for cause. Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting
Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.
In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Shareholder Ability to Call Special Meetings
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

Tender Offer Defenses
Poison Pills
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, unless a policy has already been implemented by the company that should reasonably prevent abusive use of the pill.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail
Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights
Generally, vote AGAINST dual-class exchange offers. Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Miscellaneous
CONFIDENTIAL VOTING
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
       - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
       -      If the dissidents agree, the policy remains in place.
       - If the dissidents do not agree, the confidential voting policy is waived.
Generally, vote FOR management proposals to adopt confidential voting.

Open Access
Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

Shareholder Advisory Committees
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Other Business
In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business.

QUORUM REQUIREMENTS
Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

CAPITAL STRUCTURE
Analyze on a CASE-BY-CASE basis.

Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds, will generally be utilized in evaluating such proposals.
Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those requests exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.
Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights.

Stock Distributions: Splits and Dividends
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK
Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that the stock may be used as a takeover defense.
Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock
Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. Generally, vote FOR management proposals to cancel repurchased shares.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

EXECUTIVE AND DIRECTOR COMPENSATION
Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap. Generally vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, but consider plans CASE-BY-CASE if the Agent raises other considerations with respect to the plan.

Management Proposals Seeking Approval to Reprice Options
Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms. Vote AGAINST compensation plans that permit repricing of stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach as described above.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-Related Compensation Proposals:
AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO ADD PERFORMANCE-BASED GOALS
Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote AGAINST shareholder proposals that seek disclosure of the remuneration of individuals other than senior executives and directors. Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

GOLDEN AND TIN PARACHUTES
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements. Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (I.E., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS
Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS
Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

STATE OF INCORPORATION
VOTING ON STATE TAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

MERGERS AND CORPORATE RESTRUCTURINGS
Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding merger transactions or other corporate restructurings being considered on behalf of that Fund.

MERGERS AND ACQUISITIONS
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations and asset sales, should be considered on a CASE-BY-CASE basis.

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SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES
Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME
Generally, vote FOR changing the corporate name.

MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS
Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS
Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES
Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES
Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

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Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS
Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND
Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE
Generally, vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis.

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SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

GLOBAL PROXIES
The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.

Routine Management Proposals
Generally, vote FOR the following and other similar routine management proposals:
the opening of the shareholder meeting
that the meeting has been convened under local regulatory requirements the presence of quorum the agenda for the shareholder meeting the election of the chair of the meeting the appointment of shareholders to co-sign the minutes of the meeting regulatory filings (E.G., to effect approved share issuances) the designation of inspector or shareholder representative(s) of minutes of meeting

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the designation of two shareholders to approve and sign minutes of meeting the allowance of questions
the publication of minutes
the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS
Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. Votes on director nominees not subject to policies described herein should be made on a CASE-BY-CASE basis.

For issuers domiciled in Bermuda, Canada, Cayman Islands, British Virgin Islands or other tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

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In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Independent Statutory Auditors
With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.

NOMINATING COMMITTEE
Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

Director Remuneration
CONSIDER DIRECTOR COMPENSATION PLANS ON A CASE-BY-CASE BASIS. GENERALLY, VOTE FOR PROPOSALS TO APPROVE THE REMUNERATION OF DIRECTORS AS LONG AS THE AMOUNT IS NOT EXCESSIVE AND THERE IS NO EVIDENCE OF ABUSE.

Retirement Bonuses
With respect to Japanese companies, follow the Agent's guidelines for proposals regarding payment of retirement bonuses to directors and auditors: Generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.

STOCK OPTION PLANS
With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

Shares Reserved for Issuance of Options or Employee Share-Purchase Plans Generally vote AGAINST option plans, or the issuance of shares in connection with such plans, that provide discounts to executives, are administered by potential grant recipients, or are markedly out of line with market practice. Consider proposals in connection with option plans or the issuance of shares in connection with them in other instances on a CASE-BY-CASE basis.

General Share Issuances

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Generally vote AGAINST proposals to issue shares (with or without preemptive rights) in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval. Consider such proposals on a CASE-BY-CASE basis in cases in which the issuance exceeds the Agent's guidelines for issuances based on percentage of capital or dilution.

Approval of Financial Statements and Director and Auditor Reports
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

Remuneration of Auditors
GENERALLY, VOTE FOR PROPOSALS TO AUTHORIZE THE BOARD TO DETERMINE THE REMUNERATION OF AUDITORS, UNLESS THERE IS EVIDENCE OF EXCESSIVE COMPENSATION RELATIVE TO THE SIZE AND NATURE OF THE COMPANY.

Indemnification of Auditors
GENERALLY, VOTE AGAINST PROPOSALS TO INDEMNIFY AUDITORS.

Allocation of Income and Dividends
Consider management proposals concerning allocation of income and the distribution of dividends on a CASE-BY-CASE basis.

Stock (Scrip) Dividend Alternatives
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Issuance Requests
When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

Financing Plans
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

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Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

Capitalization of Reserves
Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

Article Amendments
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
it is editorial in nature;
shareholder rights are protected;
there is negligible or positive impact on shareholder value;
management provides adequate reasons for the amendments; or the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:
Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business. Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

Other Business
In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

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             ING Global Equity Dividend and Premium Opportunity Fund


                          85,000,000 Common Shares

    ------------------------------------------------------------------------

                    STATEMENT OF ADDITIONAL INFORMATION

    ------------------------------------------------------------------------

                                 March 28, 2005